--------------------------------------------------------------------------------

MONY Survivorship Variable Universal Life


--------------------------------------------------------------------------------
Prospectus Portfolio

--------------------------------------------------------------------------------
Last Survivor Flexible Premium
Variable Universal Life Insurance Policy
Issued by

MONY Life Insurance Company of America



The Alger American Fund                 MFS(R) Variable Insurance Trust/SM/
Enterprise Accumulation Trust           MONY Series Fund, Inc.
INVESCO Variable Investment Funds, Inc. PBHG Insurance Series Fund
Janus Aspen Series                      PIMCO Variable Insurance Trust
Lord Abbett Series Fund                 The Universal Institutional Funds, Inc.



January 14, 2002



--------------------------------------------------------------------------------

                                  Prospectus
                            Dated January 14, 2002

                    Last Survivor Flexible Premium Variable
                        Universal Life Insurance Policy

                                   Issued By
                    MONY Life Insurance Company of America
                        MONY America Variable Account L

MONY Life Insurance Company of America (the "Company") issues the last survivor variable universal life insurance policy described in this prospectus. Among the policy's many terms are:

Allocation of Premium and Cash Values:

 . You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

   . You can tell us to place some or all of them into a separate account. That separate account is called the MONY America Variable Account L.

   . If you do, you can also tell us to place your premium payments and cash values into any of the 35 different subaccounts of MONY America Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes not earning any money on your premium payments and cash values and also that premium payments and cash values may lose some or all of their value.

   . You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments will not lose any value. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

 . We will pay a death benefit if the last surviving insured dies before reaching age 100 while the Policy is in effect. That death benefit will never be less than the amount specified in the Policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

 . You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

 . The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.
                These are only some of the terms of the policy.
 Please read the prospectus carefully for more complete details of the policy.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust and The Universal Institutional Funds, Inc. You should read these prospectuses carefully and keep them for future reference.

                        MONY America Variable Account L
                    MONY Life Insurance Company of America
                    1740 Broadway, New York, New York 10019
                                1-800-487-6669

                               Table of Contents


                                                                       Page
                                                                       ----
     Summary Of The Policy............................................   1
      Important Policy Terms..........................................   1
      Purpose of the Policy...........................................   1
      Policy Premium Payments and Values..............................   1
      Charges and Deductions..........................................   3
      Fees and Expenses of the Funds..................................   5
      The Death Benefit...............................................  10
      Premium Features................................................  11
      MONY America Variable Account L.................................  11
      Allocation Options..............................................  11
      Transfer of Fund Value..........................................  12
      Policy Loans....................................................  12
      Full Surrender..................................................  12
      Partial Surrender...............................................  12
      Right to Return Policy Period...................................  12
      Grace Period and Lapse..........................................  12
      Tax Treatment of Increases in Fund Value........................  13
      Tax Treatment of Death Benefit..................................  13
      Riders..........................................................  13
      Contacting the Company..........................................  14
      Understanding the Policy........................................  14
     Information About The Company And MONY America Variable Account L  15
      MONY Life Insurance Company of America..........................  15
      MONY America Variable Account L.................................  15
     The Funds........................................................  21
      The Alger American Fund.........................................  21
      Enterprise Accumulation Trust...................................  22
      INVESCO Variable Investment Funds, Inc..........................  23
      Janus Aspen Series..............................................  24
      Lord Abbett Series Fund.........................................  24
      MFS(R) Variable Insurance Trust/SM/.............................  25
      MONY Series Fund, Inc...........................................  25
      PBHG Insurance Series Fund......................................  26
      PIMCO Variable Insurance Trust..................................  26
      The Universal Institutional Funds, Inc..........................  27
      Purchase of Portfolio Shares by MONY America Variable Account L.  27
     Detailed Information About The Policy............................  28
      Application for a Policy........................................  28
      Right to Examine a Policy -- Right to Return Policy Period......  30
      Premiums........................................................  30
      Allocation of Net Premiums......................................  32
      Death Benefits under the Policy.................................  33
      Death Benefit Options...........................................  33
      Changes in Specified Amount.....................................  36
      Changes in Additional Term Life Insurance Amount................  37
      Guaranteed Death Benefit........................................  37

                                                                    Page
                                                                    ----
         Riders....................................................  38
         Guaranteed Death Benefit to Age 100 Rider.................  39
         Benefits at Maturity......................................  41
         Policy Values.............................................  41
         Determination of Fund Value...............................  41
         Calculating Unit Values for Each Subaccount...............  42
         Determining Fund Value....................................  43
         Transfer of Fund Value....................................  43
         Right to Exchange Policy..................................  44
         Policy Loans..............................................  44
         Full Surrender............................................  45
         Partial Surrender.........................................  45
         Grace Period and Lapse....................................  46
        Charges And Deductions.....................................  49
         Deductions from Premiums..................................  50
         Daily Deduction from MONY America Variable Account L......  50
         Monthly Deductions from Fund Value........................  51
         Surrender Charge..........................................  52
         Corporate Purchasers......................................  53
         Transaction and Other Charges.............................  53
         Fees and Expenses of the Funds............................  53
         Guarantee of Certain Charges..............................  53
        Other Information..........................................  54
         Federal Income Tax Considerations.........................  54
         Charge for Company Income Taxes...........................  58
         Voting of Fund Shares.....................................  58
         Disregard of Voting Instructions..........................  59
         Report to Policy Owners...................................  59
         Substitution of Investments and Right to Change Operations  59
         Changes to Comply with Law................................  60
        Performance Information....................................  60
        The Guaranteed Interest Account............................  61
         General Description.......................................  61
         Death Benefit.............................................  62
         Policy Charges............................................  62
         Transfers.................................................  62
         Surrenders and Policy Loans...............................  62
        More About The Policy......................................  63
         Ownership.................................................  63
         Beneficiary...............................................  63
         Notification and Claims Procedures........................  63
         Payments..................................................  64
         Payment Plan/Settlement Provisions........................  64
         Payment in Case of Suicide................................  64
         Assignment................................................  64
         Errors on the Application.................................  65
         Incontestability..........................................  65
         Policy Illustrations......................................  65

                                                                    Page
                                                                    ----
         Distribution of the Policy................................  65
        More About The Company.....................................  66
         Management................................................  66
         State Regulation..........................................  68
         Telephone Transfer Privileges.............................  68
         Legal Proceedings.........................................  68
         Legal Matters.............................................  68
         Registration Statement....................................  69
         Independent Accountants...................................  69
         Financial Statements......................................  69
        Index to Financial Statements.............................. F-1
        Appendix A................................................. A-1
        Appendix B................................................. B-1
        Appendix C................................................. C-1
        Appendix D................................................. D-1

                             Summary of the Policy

   This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus, will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.

Important Policy Terms

   We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

   Outstanding Debt -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

   Loan Account -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

   Fund Value -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and the Guaranteed Interest Account and the loan account.

   Cash Value -- The Fund Value of the policy less any surrender charge and any Outstanding Debt.

   Minimum Monthly Premium -- The amount the Company determines is necessary to keep the policy in effect for the first three policy years, regardless of subaccount cash values.


   Guaranteed Interest Account -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account," page 61.)


   Specified Amount -- The death benefit requested by the policy owner.

   Business Day -- Each day that the New York Stock Exchange is open for trading.

Purpose of the Policy

   The policy offers insurance protection on the lives of the insureds. If either or both insureds are alive on the anniversary of the policy date when the younger insured is (or would have been) age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a benefit equal to your choice of (a) its Specified Amount (under Option 1) or (b) its Specified Amount plus the Fund Value (under Option 2). The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as the owner of the policy, choose the amount and frequency of premium payments, within certain limits.

Policy Premium Payments and Values

   The premium payments you make for the policy are received by the Company. From those premium payments the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

   You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As the owner of the policy, you may give the right to allocate net premium payments to someone else.


   The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (See "Death Benefits Under the Policy" at page 33), the death benefit will never decrease below the Specified Amount of your policy.


   Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

   The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

   If you cancel the policy and return it to the Company during the Right to Return Period, your premium payments will be returned by the Company. After the Right to Return Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first ten years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from the amount it will pay you. The Fund Value minus surrender charges and minus the amount of debt outstanding from loans you have received is called the Cash Value of the policy.

   Charges and fees such as the cost of insurance, administrative charges and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Cash Value and are described in further detail below.

   The policy remains in effect until the earliest of:

   . A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt;

   . One or both insureds reaches age 100 (or the date on which the younger insured would have been age 100);

   . Death of the last surviving insured; and

   . Full surrender of the policy.

   Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid during those first three policy years will keep the policy and all rider coverages in effect for the first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first three policy years, you must pay the increased Minimum Monthly Premium for the remainder of the first three policy years. A Guaranteed Death Benefit Rider is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders will not lapse. The Guaranteed Death Benefit Rider requires the payment of an agreed upon amount of premium and is discussed below.

Charges and Deductions


   The policy provides for the deduction of the various charges, costs, and expenses imposed by the policy provisions from the Fund Value of the Policy. These deductions are summarized in the table below. Additional details can be found on pages 49-53.

                            CHARGES AND DEDUCTIONS



                                         Deductions from Premiums
------------------------------------------------------------------------------------------------------------

Sales Charge -- Varies based on the Specified         First 10 policy years -- 6% of premiums paid up to
Amount in effect. It is a % of premium paid.          Target Premium and 2% of premium paid in excess
                                                      of Target Premium.
                                                      Years 11 and later -- 2% of all premiums.
------------------------------------------------------------------------------------------------------------

Tax Charge                                            State and local -- 2.25%
                                                      Federal -- 1.25%
------------------------------------------------------------------------------------------------------------

                           Daily Deduction from MONY America Variable Account L
------------------------------------------------------------------------------------------------------------

Mortality & Expense Risk Charge -- Maximum            .35% of subaccount value (0.000959% daily)
Annual Rate
------------------------------------------------------------------------------------------------------------

                                    Monthly Deductions from Fund Value
------------------------------------------------------------------------------------------------------------

Cost of Insurance Charge                              Current cost of insurance rate x net amount at risk
                                                      at the beginning of the policy month
------------------------------------------------------------------------------------------------------------

Administrative Charge -- Monthly                      $7.50
------------------------------------------------------------------------------------------------------------

Monthly per $1,000 Specified Amount Charge            See Appendix B. This charge applies for the first 10
Based on issue age and smoking Status of the          policy years (or for 10 years from the date of any
younger insured and Specified Amount.                 increase in Specified Amount)
------------------------------------------------------------------------------------------------------------

Guaranteed Death Benefit Charge                       $0.01 per $1,000 of Specified Amount and certain
Monthly Charge for Guaranteed Death                   Rider amounts. Please note that the Rider requires
Benefit Rider*                                        that at least the amount of premiums set forth in the
                                                      policy itself be paid in order to remain in effect.
------------------------------------------------------------------------------------------------------------

Enhanced Maturity Extension Charge                    $0.01 per $1,000 of Specified Amount plus any
Monthly Charge for Enhanced Maturity Extension        Additional Term Life Insurance Rider amount in
Rider*                                                force.
------------------------------------------------------------------------------------------------------------

Optional Insurance Benefits Charge                    As applicable.
Monthly Deduction for any other optional insurance
Benefits added by rider.
------------------------------------------------------------------------------------------------------------

Transaction and Other Charges
- Partial Surrender Fee
- Transfer of Fund Value                              $10
(at Company's Option)                                 $25 maximum per transfer/1/
------------------------------------------------------------------------------------------------------------

Surrender Charge                                      See discussion of Surrender Charge on page 52 for
Grades from 100% to 0 over 11 years based on a        grading schedule.
schedule. Factors per $1,000 of Specified Amount vary
based on issue age, gender, and underwriting class.
------------------------------------------------------------------------------------------------------------



* The Guaranteed Death Benefit and Enhanced Maturity Extension Riders are not available in all states.

/1/ Currently no charge on any transfers.

   MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses in its operations. Those expenses are also shown in the table below.

Fees and Expenses of the Funds


   The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 8-10. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.


   Information contained in the following table was provided by the respective Funds and has not been independently verified by us.


        Pro Forma Annual Expenses for the Year Ended December 31, 2000

                    (as a percentage of average net assets)

                                                                           Distribution and
                                             Management      Other         Service (12-b-1)   Total
       Fund/Portfolio                          Fees         Expenses             Fee        Expenses
       --------------                        ----------     --------       ---------------- --------
The Alger American
  Fund
Alger American
  Balanced Portfolio........................    0.75%         0.13%                 0%        0.88%
Alger American
  MidCap Growth
  Portfolio.................................    0.80%         0.04%                 0%        0.84%

Enterprise
  Accumulation
  Trust/(1)/
Equity Income
  Portfolio.................................    0.75%         0.13%                 0%        0.88%
Global Socially
  Responsive
  Portfolio/(2)/............................    0.90%         0.40%                 0%        1.30%
Growth Portfolio............................    0.75%         0.08%                 0%        0.83%
Growth and Income
  Portfolio.................................    0.75%         0.10%                 0%        0.85%
Managed Portfolio...........................    0.80%         0.02%                 0%        0.82%
Multi-Cap Growth
  Portfolio.................................    1.00%         0.10%                 0%        1.10%
Small Company
  Growth Portfolio..........................    1.00%         0.11%                 0%        1.11%
Small Company Value
  Portfolio.................................    0.80%         0.09%                 0%        0.89%
Total Return
  Portfolio/(2)/............................    0.40%         0.25%                 0%        0.65%
------------
/(1)/Enterprise Capital Management, Inc. has contractually agreed to limit the portfolios' expenses through May 1, 2002, to the following expense ratios:
   Equity Income -- 1.05%; Global Socially Responsive -- 1.30%; Growth -- 1.15%;
   Growth and Income -- 1.05%; Managed -- 1.05%; Multi-Cap Growth -- 1.40%; Small
   Company Growth -- 1.40%; Small Company Value -- 1.30%; and Total Return --
   0.65%.
/(2)/The Global Socially Responsive and Total Return Portfolios were not in operation on December 31, 2000. These are estimates of annual expenses.

INVESCO Variable
  Investment Funds,
  Inc.
INVESCO VIF --
  Financial
  Services Fund.............................    0.75%         0.34%                 0%        1.09%
INVESCO VIF --
  Health Sciences
  Fund......................................    0.75%         0.32%                 0%        1.07%
INVESCO VIF --
  Telecommunications
  Fund......................................    0.75%         0.31%                 0%        1.06%

Janus Aspen
Series-- Service
Shares
Capital
  Appreciation
  Portfolio.................................    0.65%         0.02%              0.25%        0.92%
Flexible Income
  Portfolio.................................    0.65%         0.09%              0.25%        0.99%
International
  Growth Portfolio..........................    0.65%         0.06%              0.25%        0.96%

Lord Abbett Series
Fund-- Class VC
Bond-Debenture
  Portfolio.................................    0.50%         0.35%                 0%        0.85%
Growth and Income
  Portfolio/(1)/............................    0.50%         0.53%                 0%        1.03%
Mid-Cap Value
  Portfolio/(2)/............................    0.75%         0.35%                 0%        1.10%
-----------
/(1)/Excludes expense waivers. With these waivers total Expenses would have been
   1.02%.

/(2)/The Mid Cap Value Portfolio has established a non-12b-1 service fee arrangement which is reflected under "Other Expenses." For the following reasons, the information in the chart above relating to the Mid Cap Value Portfolio has been restated to reflect the fees and expenses that will be applicable during 2001. For the year 2000, Lord, Abbett & Co. voluntarily waived its management fees of 0.75% of average daily net assets of the Mid Cap Value Portfolio and voluntarily reimbursed all other expenses. Absent such waivers and reimbursement the "Total Expenses" for Mid-Cap Value would have been 1.56%. For the year 2001, Lord, Abbett & Co. does not intend to waive its management fees for the Mid Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid Cap Value Portfolio's expenses to the extent necessary to maintain its "Other Expenses" at the aggregate of 0.35% of its average daily net assets.


        Pro Forma Annual Expenses for the Year Ended December 31, 2000

                    (as a percentage of average net assets)


                                                                                  Distribution and
                                               Management         Other           Service (12-b-1)  Total
         Fund/Portfolio                           Fees           Expenses               Fee        Expenses
         --------------                        ----------        --------         ---------------- --------
MFS(R) Variable
Insurance
Trust/SM(1)/--
Initial Class
MFS Mid Cap Growth
  Series/(2)/.................................    0.75%            0.15%                 0%          0.90%
MFS New Discovery
  Series/(2)/.................................    0.90%            0.15%                 0%          1.05%
MFS Total Return
  Series......................................    0.75%            0.15%                 0%          0.90%
MFS Utilities Series..........................    0.75%            0.16%                 0%          0.91%
------------
/(1)/Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

/(2)/MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15%
   for both Mid Cap Growth and New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series. Had these fee reductions not been taken into account, "Total Expenses" would be higher for certain series and would equal:
   2.21% for Mid Cap Growth Series; and 1.09% for New Discovery Series.


MONY Series Fund,
  Inc./(1)/
Government
  Securities
  Portfolio...................................    0.50%            0.11%                 0%          0.61%
Long Term Bond
  Portfolio/(2)/..............................    0.50%            0.10%                 0%          0.60%
Money Market
  Portfolio...................................    0.40%            0.07%                 0%          0.47%
------------
/(1)/MONY Life Insurance Company of America has contractually agreed to limit expenses on these portfolios to the following amounts: Long Term Bond -- 0.75%; Government
   Securities -- 0.75%; Money Market -- 0.50%. This contractual limitation is in effect until April 30, 2002.

/(2)/Excludes expense reimbursements/reductions. With these reimbursements/reductions total expenses would have been 0.59%.


PBHG Insurance
Series Fund/(1)/
PBHG Mid-Cap Value
  Portfolio...................................    0.85%            0.35%                 0%          1.20%
PBHG Select Value
  Portfolio...................................    0.65%            0.32%                 0%          0.97%
------------
/(1)/For the fiscal year ended December 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the portfolios and to pay certain expenses of the portfolios to the extent necessary to ensure that the total annual portfolio operating expenses do not exceed 1.20% and
   1.00% for the Mid-Cap Value Portfolio and the Select Value Portfolio, respectively.
   Without these contractual expense waivers, "Other Expenses" and "Total Expenses" for the Mid-Cap Value Portfolio would have been 3.32% and 4.52%, respectively. Pilgrim
   Baxter has agreed to maintain this expense limitation agreement until December 31,
   2002. In any fiscal year in which the portfolios' total assets are greater than $75 million and its total annual portfolio operating expenses are less than 1.20% and
   1.00% for the Mid-Cap Value Portfolio and the Select Value Portfolio, respectively, the portfolios' board of trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the portfolios' behalf during the previous two fiscal years. In 2000, the board elected to reimburse $36,853 in waived fees, which are included in the calculation of "Other Expenses" above for the Select Value
   Portfolio. At the time of the election, the Portfolio had total assets in excess of
   $93 million. To date, the board has made no reimbursement election for the Mid-Cap
   Value Portfolio.

        Pro Forma Annual Expenses for the Year Ended December 31, 2000

                    (as a percentage of average net assets)


                                                                          Distribution and
                                            Management       Other        Service (12-b-1)  Total
        Fund/Portfolio                         Fees         Expenses           Fee         Expenses
        --------------                      ----------      --------      ---------------- --------
PIMCO Variable
Insurance Trust--
Administrative Class
Global Bond
  Portfolio/(1)/...........................    0.25%          0.65%              0%          0.90%
Real Return Bond
  Portfolio................................    0.25%          0.40%              0%          0.65%
StocksPLUS Growth
  and Income
  Portfolio/(1)/...........................    0.40%          0.25%              0%          0.65%
------------
/(1)/PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and trustees' fees, 0.65% of average daily net assets for the StockPLUS Growth and Income Portfolio and
   0.90% of average daily net assets for the Global Bond Portfolio. Under the
   Expense Reimbursement Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
   Without these contractual expense limitations actual expenses would have been
   0.66% for the the StockPlus Portfolio and 1.18% for the Global Bond Portfolio.

The Universal
Institutional
Funds, Inc./(1)/
Emerging Markets
  Equity Portfolio.........................    1.25%          0.71%              0%          1.96%
Global Value Equity
  Portfolio................................    0.80%          0.63%              0%          1.43%
U.S. Real Estate
  Portfolio................................    0.80%          0.36%              0%          1.16%
------------
/(1)/The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the portfolios to the amounts shown. With these reimbursements and/or fee waivers the total expenses would have been 1.80%, 1.15% and 1.10%
   for the Emerging Markets Equity Portfolio, Global Value Equity Portfolio,
   U.S. Real Estate Portfolio, respectively. Fee waivers and/or expense reimbursements are voluntary and the advisor reserves the right to terminate any waiver and/or reimbursement at any time without notice.


                              Fund Investment Adviser Fees
-----------------------------------------------------------------------------------------

                                The Alger American Fund
-----------------------------------------------------------------------------------------
              Portfolio                             Investment Adviser Fee
-----------------------------------------------------------------------------------------
Alger American Balanced Portfolio      Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio Annual rate of 0.80% of the portfolio's average daily net assets.
-----------------------------------------------------------------------------------------

                             Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------
              Portfolio                             Investment Adviser Fee
-----------------------------------------------------------------------------------------
Equity Income Portfolio                Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Global Socially Responsive Portfolio   Annual rate of 0.90% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Growth Portfolio                       Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Growth and Income Portfolio            Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Managed Portfolio                      Annual rate of 0.80% of the first $400 million,
                                       0.75% of the next $400 million, and 0.70% in
                                       excess of $800 million of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio             Annual rate of 1.00% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Small Company Growth Portfolio         Annual rate of 1.00% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Small Company Value Portfolio          Annual rate of 0.80% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
Total Return Portfolio                 Annual rate of 0.40% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------

                        INVESCO Variable Investment Funds, Inc.
-----------------------------------------------------------------------------------------
              Portfolio                             Investment Adviser Fee
-----------------------------------------------------------------------------------------
INVESCO VIF - Financial Services Fund  Annual rate of 0.75% of the portfolio's average daily net assets.
-----------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund     Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
-----------------------------------------------------------------------------------------
INVESCO VIF - Telecommunications Fund  Annual rate of 0.75% of the portfolio's average daily net assets.
-----------------------------------------------------------------------------------------


                              Janus Aspen Series
--------------------------------------------------------------------------------
           Portfolio                        Investment Adviser Fee
--------------------------------------------------------------------------------
Capital Appreciation Portfolio  Annual rate of 0.65% of the portfolio's average daily net assets.
--------------------------------------------------------------------------------
Flexible Income Portfolio       Annual rate of 0.65% of the first $300 million;
                                and 0.55% in excess of $300 million of the
                                portfolio's average daily net assets.
--------------------------------------------------------------------------------
International Growth Portfolio  Annual rate of 0.65% of the portfolio's average daily net assets.
--------------------------------------------------------------------------------

                            Lord Abbett Series Fund
--------------------------------------------------------------------------------
           Portfolio                        Investment Adviser Fee
--------------------------------------------------------------------------------
Bond-Debenture Portfolio        Annual rate of 0.50% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------
Growth and Income Portfolio     Annual rate of 0.50% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------
Mid-Cap Value Portfolio         Annual rate of 0.75% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------

                      MFS(R) Variable Insurance Trust/SM/
--------------------------------------------------------------------------------
           Portfolio                        Investment Adviser Fee
--------------------------------------------------------------------------------
MFS Mid Cap Growth Series       Annual rate of 0.75% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------
MFS New Discovery Series        Annual rate of 0.90% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------
MFS Total Return Series         Annual rate of 0.75% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------
MFS Utilities Series            Annual rate of 0.75% of the portfolio's average
                                daily net assets.
--------------------------------------------------------------------------------

                            MONY Series Fund, Inc.
--------------------------------------------------------------------------------

           Portfolio                        Investment Adviser Fee
--------------------------------------------------------------------------------
Government Securities Portfolio Annual rate of 0.50% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's
                                aggregate average daily net assets.
--------------------------------------------------------------------------------
Long Term Bond Portfolio        Annual rate of 0.50% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's
                                aggregate average daily net assets.
--------------------------------------------------------------------------------
Money Market Portfolio          Annual rate of 0.40% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's
                                aggregate average daily net assets.
--------------------------------------------------------------------------------


                              PBHG Insurance Series Fund
----------------------------------------------------------------------------------------
              Portfolio                             Investment Adviser Fee
----------------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio           Annual rate of 0.85% of the portfolio's average
                                       daily net assets.
----------------------------------------------------------------------------------------
PBHG Select Value Portfolio            Annual rate of 0.65% of the portfolio's average
                                       daily net assets.
----------------------------------------------------------------------------------------

                           PIMCO Variable Insurance Trust//
----------------------------------------------------------------------------------------
              Portfolio                             Investment Adviser Fee
----------------------------------------------------------------------------------------
Global Bond Portfolio                  Annual rate of 0.25% of the portfolio's average
                                       daily net assets.
----------------------------------------------------------------------------------------
Real Return Bond Portfolio             Annual rate of 0.25% of the portfolio's average
                                       daily net assets.
----------------------------------------------------------------------------------------
StocksPLUS Growth and Income Portfolio Annual rate of 0.40% of the portfolio's average daily net assets.
----------------------------------------------------------------------------------------

                        The Universal Institutional Funds, Inc.
----------------------------------------------------------------------------------------

              Portfolio                             Investment Adviser Fee
----------------------------------------------------------------------------------------
Emerging Markets Equity Portfolio      Annual rate of 1.25% of the first $500 million;
                                       1.20% from $500 million to $1 billion; and
                                       1.15% in excess of $1 billion of the portfolio's
                                       average daily net assets.
----------------------------------------------------------------------------------------
Global Value Equity Portfolio          Annual rate of 0.80% of the first $500 million;
                                       0.75% from $500 million to $1 billion; and
                                       0.70% in excess of $1 billion of the portfolio's
                                       average daily net assets.
----------------------------------------------------------------------------------------
U. S. Real Estate Portfolio            Annual rate of 0.80% of the first $500 million;
                                       0.75% from $500 million to $1 billion; and
                                       0.70% in excess of $1 billion of the portfolio's
                                       average daily net assets.

The Death Benefit

   The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

   Option 1 -- The death benefit equals the greater of:

      (a) The Specified Amount plus Additional Term Life Insurance, if any, or

      (b) Fund Value multiplied by a death benefit percentage.

      The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to age, gender and smoking status.

      If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

   Option 2 -- The death benefit equals the greater of:

      (a) The Specified Amount plus Additional Term Life Insurance, if any, plus the Fund Value, or

      (b) The Fund Value multiplied by a death benefit percentage.

      The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to age, gender and smoking status.

      If you choose Option 2, favorable investment performance will increase the Fund Value of the policy which in turn increases insurance coverage.

The Fund Value used in these calculations is the value as of the date of the last surviving insured's death.


   You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 33.



   When you apply for insurance, you can purchase the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect until the later of (a) the insured's age 70, or (b) ten years from the date of the policy, regardless of the policy's Cash Value. See "Guaranteed Death Benefit Rider," page 38.


Premium Features

   You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your situation and needs change.

   When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments. Your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.


   The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax Considerations," page 54.



   The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace Period and Lapse," page 46. If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.


MONY America Variable Account L


   MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L" on page 15.


Allocation Options

   You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable

Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. (the "Funds"). The subaccounts available to you and the investment objectives of each available subaccount are described in detail beginning on page 16.


Transfer of Fund Value


   You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value," page 43.


Policy Loans


   You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy Loans," page 44.



   The amount of Outstanding Debt is subtracted from your death benefit. Your Outstanding Debt is repaid from the proceeds of a full surrender. See "Full Surrender," page 45. Outstanding Debt may also affect the continuation of the policy. See "Grace Period and Lapse," page 46. The Company charges interest on policy loans. If you do not pay the interest due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.


Full Surrender


   You can surrender the policy during the lifetime of either or both insureds and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge and minus (c) any Outstanding Debt. See "Full Surrender," page 45.


Partial Surrender


   You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject the request and return it to you. A partial surrender will decrease the Specified Amount. See "Partial Surrender," at page 45.


   Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

Right to Return Policy Period


   You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy the later of: (a) 10 days (or longer in some states) after you receive it; (b) 45 days after the date you sign the application for the policy or (c) 10 days after we mail or deliver a notice of withdrawal right. During the Right to Return Policy Period, net premiums will be kept in the general account of the Company and will earn interest at an annual rate of 4.5%. See "Right to Examine a Policy -- Right to Return Policy Period", page 30.


Grace Period and Lapse

   Your policy will remain in effect as long as:

      (1) it has a Cash Value greater than zero;

      (2) you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

      (3) during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium for the remainder of the first three policy years.

   If you increase the Specified Amount during the first three policy years, the Minimum Monthly Premium will be increased and you must continue paying the Minimum Monthly Premium for an additional three policy years from the date of the increase.

   If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").


   In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider or your Guaranteed Death Benefit to Age 100 Rider. See "Guaranteed Death Benefit," page 37. If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the policy. See "Grace Period and Lapse," page 46.


   You must understand that after the first three policy years, the policy can lapse even if the scheduled premiums are made unless you have made all the premium payments required by the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider.

Tax Treatment of Increases in Fund Value


   The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Considerations," on page 54.


Tax Treatment of Death Benefit


   Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also, a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal Income Tax Considerations," page 54.


Riders

   Additional optional insurance benefits may be added to the policy by an addendum called a rider. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. There are eight riders available with this policy:

  .  Guaranteed Death Benefit Rider

  .  Guaranteed Death Benefit to Age 100 Rider

  .  Waiver of Monthly Deduction Rider

  .  Additional Term Life Insurance Rider

  .  Four Year Term Insurance Rider

  .  Waiver of Specified Premiums Rider

  .  Maturity Extension Rider

  .  Enhanced Maturity Extension Rider
   Riders are available only in states where approval has been received.

Contacting the Company

   All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

Understanding the Policy

   The following chart may help you to understand how the policy works.

                                  [FLOW CHART]

                         INFORMATION ABOUT THE COMPANY
                      AND MONY AMERICA VARIABLE ACCOUNT L

MONY Life Insurance Company of America

   MONY Life Insurance Company of America issues the policy. In this prospectus MONY Life Insurance Company of America is called the "Company". The Company is a stock life insurance company organized in the State of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

   The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019. MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization does not have any material effect on the Company under the policies or on MONY America Variable Account L.

   On August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

   MONY Securities Corporation, a wholly-owned subsidiary of the Company, is the principal underwriter for the policies.

MONY America Variable Account L

   MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and fund values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

   The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

   Fund Values of the policy during the Right to Return Period and Fund Values allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

   MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY America Variable Account L.


   MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond

Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

   The following table lists the subaccounts of MONY America Variable Account L that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

       Subaccount and Designated Portfolio                          Investment Objective
-----------------------------------------------------------------------------------------------------------

Alger American Balanced Subaccount                 Seeks current income and long-term capital
                                                   appreciation. The portfolio focuses on stocks of
This subaccount purchases shares of The Alger      companies with growth potential and fixed income
American Fund Alger American Balanced              securities, with emphasis on income-producing
Portfolio.                                         securities which appear to have some potential for
                                                   capital appreciation. Under normal circumstances,
                                                   the portfolio invests in common stocks and fixed-
                                                   income securities, which include commercial paper
                                                   and bonds rated within the 4 highest rating
                                                   categories by an established rating agency or if not
                                                   rated, which are determined by the Manager to be
                                                   of comparable quality. Ordinarily, at least 25% of
                                                   the Portfolio's net assets are invested in fixed-
                                                   income securities.
-----------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Subaccount            Seeks long-term capital appreciation. The portfolio
                                                   focuses on midsize companies with promising
This subaccount purchases shares of The Alger      growth potential. Under normal circumstances, the
American Fund Alger American MidCap Growth         portfolio invests primarily in the equity securities of
Portfolio.                                         companies having a market capitalization within the
                                                   range of companies in the S&P MidCap 400(TM)
                                                   Index.
-----------------------------------------------------------------------------------------------------------

Enterprise Equity Income Subaccount                Invests in a combination of growth and income.
                                                   Seeks to achieve an above average and consistent
This subaccount purchases shares of the Enterprise total return, primarily from investments in dividend
Accumulation Trust Equity Income Portfolio.        paying U.S. common stocks.
-----------------------------------------------------------------------------------------------------------

Enterprise Global Socially Responsive              Seeks total return primarily from investments in
Subaccount                                         common stocks of companies that the portfolio
                                                   manager believes are socially responsive and that
This subaccount purchases shares of the Enterprise are located in countries that are included in the
Accumulation Trust Global Socially Responsive      MSCI World Index.
Portfolio.
-----------------------------------------------------------------------------------------------------------

Enterprise Growth Subaccount                       Seeks capital appreciation, primarily from
                                                   investments in U.S. common stocks of large
This subaccount purchases shares of the Enterprise capitalization companies. Pursues goal by investing
Accumulation Trust Growth Portfolio.               in companies with long-term earnings potential, but
                                                   which are currently selling at a discount to their
                                                   estimated long-term value.

       Subaccount and Designated Portfolio                         Investment Objective
---------------------------------------------------------------------------------------------------------

Enterprise Growth and Income Subaccount            Seeks total return through capital appreciation with
                                                   income as a secondary consideration by investing in
This subaccount purchases shares of the Enterprise a broadly diversified group of U.S. common stocks
Accumulation Trust Growth and Income Portfolio.    of large capitalization companies.
---------------------------------------------------------------------------------------------------------

Enterprise Managed Subaccount                      Seeks growth of capital over time by investing in a
                                                   portfolio consisting of common stocks, bonds and
This subaccount purchases shares of the Enterprise cash equivalents, the percentages of which vary
Accumulation Trust Managed Portfolio.              over time based on the investment manager's
                                                   assessment of economic and market trends and its
                                                   perception of the relative investment values
                                                   available from such types of securities at any given
                                                   time.
---------------------------------------------------------------------------------------------------------

Enterprise Multi-Cap Growth Subaccount             Seeks long-term capital appreciation by primarily
                                                   investing in growth stocks. Companies will tend to
This subaccount purchases shares of the Enterprise fall into one of two categories: companies that offer
Accumulation Trust Multi-Cap Growth Portfolio.     goods or services to a rapidly expanding
                                                   marketplace or companies experiencing a major
                                                   change that is expected to produce advantageous
                                                   results.
---------------------------------------------------------------------------------------------------------

Enterprise Small Company Growth Subaccount         Seeks capital appreciation by investing primarily in
                                                   common stocks of small capitalization companies
This subaccount purchases shares of the Enterprise believed by the portfolio manager to have an
Accumulation Trust Small Company Growth            outlook for strong earnings growth and potential for
Portfolio.                                         significant capital appreciation.
---------------------------------------------------------------------------------------------------------

Enterprise Small Company Value Subaccount          Seeks maximum capital appreciation by investing
                                                   primarily in common stocks of small capitalization
This subaccount purchases shares of the Enterprise companies that the portfolio manager believes are
Accumulation Trust Small Company Value             undervalued -- that is the stock's market price does
Portfolio.                                         not fully reflect the company's value.
---------------------------------------------------------------------------------------------------------

Enterprise Total Return Subaccount                 Seeks total return primarily from investments in a
                                                   diversified portfolio of fixed income instruments of
This subaccount purchases shares of the Enterprise varying maturities.
Accumulation Trust Total Return Portfolio.
---------------------------------------------------------------------------------------------------------

INVESCO VIF -- Financial Services Subaccount       Seeks to provide capital growth by investing
                                                   primarily in equity securities of companies involved
This subaccount purchases shares of the INVESCO    in the financial services sector.
Variable Investment Funds, Inc. INVESCO VIF --
Financial Services Fund.
---------------------------------------------------------------------------------------------------------

INVESCO VIF -- Health Sciences Subaccount          Seeks to provide capital growth by investing
                                                   primarily in equity securities of companies that
This subaccount purchases shares of the INVESCO    develop, produce or distribute products or services
Variable Investment Funds, Inc. INVESCO VIF --     related to health care.
Health Sciences Fund.

      Subaccount and Designated Portfolio                        Investment Objective
--------------------------------------------------------------------------------------------------------

INVESCO VIF -- Telecommunications               Seeks to provide capital growth and current income
Subaccount                                      by investing primarily in the equity securities of
                                                companies involved in the design, development,
This subaccount purchases shares of the INVESCO manufacture, distribution, or sale of
Variable Investment Funds, Inc. INVESCO VIF --  communications services and equipment, and
Telecommunications Fund.                        companies that are involved in supplying equipment
                                                or services to such companies. Will invest primarily
                                                in companies located in at least three different
                                                countries, although U.S. issuers will often dominate
                                                the portfolio.
--------------------------------------------------------------------------------------------------------

Janus Aspen Series Capital Appreciation         Seeks long-term growth of capital. It pursues its
Subaccount                                      objective by investing primarily in common stocks
                                                selected for their growth potential. The portfolio
This subaccount purchases shares of Janus Aspen may invest in companies of any size, from larger,
Series Capital Appreciation Portfolio.          well-established companies to smaller, emerging
                                                growth companies.
--------------------------------------------------------------------------------------------------------

Janus Aspen Series Flexible Income Subaccount   Seeks to obtain maximum total return, consistent
                                                with preservation of capital. It pursues its objective
This subaccount purchases shares of the Janus   by investing primarily in a wide variety of income-
Aspen Series Flexible Income Portfolio.         producing securities such as corporate bonds and
                                                notes, government securities and preferred stock.
                                                As a fundamental policy, the portfolio will invest at
                                                least 80% of its assets in income-producing
                                                securities. The portfolio may own an unlimited
                                                amount of high-yield/high-risk bonds.
--------------------------------------------------------------------------------------------------------

Janus Aspen Series International Growth         Seeks long-term growth of capital. It pursues its
Subaccount                                      objective by investing at least 65% of its total assets
                                                in securities of issuers from at least five different
This subaccount purchases shares of the Janus   countries, excluding the United States. Although the
Aspen Series International Growth Portfolio.    portfolio intends to invest substantially all of its
                                                assets in issuers located outside the United States it
                                                may at times invest in U.S. issuers and it may at
                                                times invest all of its assets in fewer than five
                                                countries, or even a single country.
--------------------------------------------------------------------------------------------------------

Lord Abbett Bond-Debenture Subaccount           Investment Objective and Strategy: seeks high
                                                current income and the opportunity for capital
This subaccount purchases shares of the Lord    appreciation to produce a high total return. It
Abbett Series Fund Bond-Debenture Portfolio.    pursues its objective by investing in high yield and
                                                investment grade debt securities, securities
                                                convertible into common stock and preferred
                                                stocks. The portfolio invests at least 65% of its total
                                                assets in fixed income securities of various types.
                                                At least 20% of the portfolio's assets must be
                                                invested in any combination of investment grade
                                                securities, U.S. Government securities and cash
                                                equivalents.
--------------------------------------------------------------------------------------------------------

       Subaccount and Designated Portfolio                           Investment Objective
------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Subaccount           Investment Objective and Strategy: seeks long-term
                                                   growth of capital and income without excessive
This subaccount purchases shares of the Lord       fluctuations in market value. It pursues its objective
Abbett Series Fund Growth and Income Portfolio.    by investing at least 65% of its total assets in large,
                                                   seasoned, U.S. and multinational companies.
------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Subaccount               Investment Objective and Strategy: seeks capital
                                                   appreciation. It pursues its objective by investing at
This subaccount purchases shares of the Lord       least 65% of its total assets in equity securities of
Abbett Series Fund Mid-Cap Value Portfolio.        mid-sized companies, with market capitalizations of
                                                   roughly $500 million to $10 billion.
------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Subaccount                      Seeks long-term growth of capital by investing at
                                                   least 65% of its total assets in companies with
This subaccount purchases shares of the MFS(R)     medium market capitalization which are defined as
Variable Insurance Trust/SM/ MFS Mid Cap Growth    companies with market capitalizations equaling or
Series.                                            exceeding $250 million but not exceeding the top of
                                                   the Russell Midcap(TM) Growth Index range at the
                                                   time of purchase by the portfolio.
------------------------------------------------------------------------------------------------------------
MFS New Discovery Subaccount                       Seeks capital appreciation by investing at least 65%
                                                   of its total assets in equity securities of emerging
This subaccount purchases shares of the MFS(R)     growth companies. Emerging growth companies are
Variable Insurance Trust/SM/ MFS New Discovery     companies that are either: early in their life cycle
Series.                                            but which have the potential to become major
                                                   enterprises or major enterprises whose rates of
                                                   earnings growth are expected to accelerate because
                                                   of special factors, such as rejuvenated management,
                                                   new products, changes in consumer demand, or
                                                   basic changes in the economic environment.
------------------------------------------------------------------------------------------------------------
MFS Total Return Subaccount                        Seeks mainly to provide above-average income
                                                   consistent with the prudent employment of capital
This subaccount purchases shares of the MFS(R)     and secondarily to provide a reasonable opportunity
Variable Insurance Trust/SM/ MFS Total Return      for growth of capital and income. It pursues its
Series.                                            objective by investing at least 40%, but not more
                                                   than 75%, of its net assets in common stocks and
                                                   related securities and at least 25% of its net assets in
                                                   non-convertible fixed income securities.
------------------------------------------------------------------------------------------------------------
MFS Utilities Subaccount                           Seeks capital growth and current income by
                                                   investing at least 65% of its total assets in equity
This subaccount purchases shares of the MFS(R)     and debt securities of domestic and foreign
Variable Insurance Trust/SM/ MFS Utilities Series. companies (including emerging markets) in the utilities industry.
------------------------------------------------------------------------------------------------------------
MONY Government Securities Subaccount              Seeks to maximize income and capital appreciation
                                                   by investing in bonds, notes and other obligations
This subaccount purchases shares of the MONY       either issued or guaranteed by the U.S.
Series Fund, Inc. Government Securities Portfolio. Government, its agencies or instrumentalities, together having a weighted average maturity of
                                                   between 4 to 8 year.
------------------------------------------------------------------------------------------------------------

         Subaccount and Designated Portfolio                           Investment Objective
-------------------------------------------------------------------------------------------------------------

MONY Long Term Bond Subaccount                         Seeks to maximize income and capital appreciation
                                                       over the longer term by investing in highly-rated
This subaccount purchases shares of the MONY           fixed income securities issued by a diverse mix of
Series Fund, Inc. Long Term Bond Portfolio.            corporations, the U.S. Government and its agencies
                                                       or instrumentalities, as well as mortgage-backed
                                                       and asset-backed securities together having a dollar-
                                                       weighted average maturity of more than 8 years.
-------------------------------------------------------------------------------------------------------------

MONY Money Market Subaccount                           Seeks to maximize current income consistent with
                                                       preservation of capital and maintenance of liquidity
This subaccount purchases shares of the MONY           by investing primarily in high quality, short-term
Series Fund, Inc. Money Market Portfolio.              money market instruments.
-------------------------------------------------------------------------------------------------------------

Morgan Stanley Universal Institutional                 Seeks long-term capital appreciation by investing
Emerging Markets Equity Subaccount                     primarily in growth-oriented equity securities of
                                                       issuers in emerging market countries.
This subaccount purchases shares of The Universal
Institutional Funds, Inc. Emerging Markets Equity
Portfolio.
-------------------------------------------------------------------------------------------------------------

Morgan Stanley Universal Institutional Global          Seeks long-term capital appreciation by investing
Value Equity Subaccount                                primarily in equity securities of issuers throughout
                                                       the world, including U.S. issuers.
This subaccount purchases shares of The Universal
Institutional Funds, Inc. Global Value Equity
Portfolio.
-------------------------------------------------------------------------------------------------------------

Morgan Stanley Universal Institutional U.S. Real       Seeks to provide above average current income and
Estate Subaccount                                      long-term capital appreciation by investing
                                                       primarily in equity securities of companies in the
This subaccount purchases shares of The Universal      U.S. real estate industry, including real estate
Institutional Funds, Inc. U. S. Real Estate Portfolio. investment trusts ("REITs").
-------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value Subaccount                          Seeks to provide above-average total return over a 3
                                                       to 5 year market cycle by primarily investing in
This subaccount purchases shares of the PBHG           value common stocks of companies with market
Insurance Series Fund PBHG Mid-Cap Value               capitalizations within the range of the S&P
Portfolio.                                             MidCap 400(TM) Index.
-------------------------------------------------------------------------------------------------------------

PBHG Select Value Subaccount                           Seeks to provide long-term growth of capital and
                                                       income by primarily investing in value common
This subaccount purchases shares of the PBHG           stocks of no more than 30 companies with large
Insurance Series Fund PBHG Select Value                market capitalizations. Current income is a
Portfolio.                                             secondary objective.
-------------------------------------------------------------------------------------------------------------

PIMCO Global Bond Subaccount                           Seeks to maximize total return, consistent with
                                                       preservation of capital, by investing primarily in
This subaccount purchases shares of the PIMCO          Fixed Income Instruments of issuers located in at
Variable Insurance Trust Global Bond Portfolio.        least three countries (one of which may be the
                                                       United States).
-------------------------------------------------------------------------------------------------------------

     Subaccount and Designated Portfolio                       Investment Objective
----------------------------------------------------------------------------------------------------

PIMCO Real Return Bond Subaccount              Seeks to maximize real return, consistent with
                                               preservation of real capital, by investing primarily
This subaccount purchases shares of the PIMCO  in inflation-indexed bonds of varying maturities
Variable Insurance Trust Real Return Bond      issued by the U.S. and non-U.S. governments, their
Portfolio.                                     agencies or government-sponsored enterprises and
                                               corporations.
----------------------------------------------------------------------------------------------------

PIMCO StocksPLUS Growth and Income             Seeks total return which exceeds the total return of
Subaccount                                     the S&P 500 by investing primarily in S&P 500
                                               derivatives, backed by a portfolio of Fixed Income
This subaccount purchases shares of the PIMCO  Instruments.
Variable Insurance Trust StocksPLUS Growth and
Income Portfolio.
----------------------------------------------------------------------------------------------------

   The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of:

   (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

   (2) more than 50% of the outstanding portfolio shares.

The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

                                   THE FUNDS


   Each available subaccount of MONY America Variable Account L will invest only in the shares of the Funds. The Funds (except for Janus Aspen Series Capital Appreciation Portfolio) are diversified, open-end management investment companies. The Janus Aspen Series Capital Appreciation Portfolio is a non-diversified, open-end management investment company. The Funds are registered with the SEC under the Investment Company Act of 1940. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law.


The Alger American Fund

   Fred Alger Management, Inc., is each portfolio's investment adviser. The investment adviser is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of each portfolio. The investment adviser fee for each portfolio is shown in the table below.

              Portfolio                            Investment Adviser Fee
---------------------------------------------------------------------------------------

Alger American Balanced Portfolio      Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
---------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio Annual rate of 0.80% of the portfolio's average daily net assets.

Enterprise Accumulation Trust

   Enterprise Accumulation Trust has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY Life Insurance Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information about the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this Prospectus Portfolio. Enterprise Accumulation Trust pays an investment adviser fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The sub-investment adviser and daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below:

Portfolio and Sub-Investment Adviser       Investment Adviser Fee           Sub-Investment Adviser Fee
------------------------------------------------------------------------------------------------------------

   Equity Income Portfolio           Annual rate of 0.75% of the        Annual rate of 0.30% of the first
                                     portfolio's average daily net      $100 million, 0.25% of the next
   1740 Advisers, Inc. (affiliate    assets.                            $100 million, and 0.20% in excess
   of MONY Life Insurance                                               of $200 million of the portfolio's
   Company of America) is the                                           average daily net assets.
   sub-investment adviser.
------------------------------------------------------------------------------------------------------------

   Global Socially Responsive        Annual rate of 0.90% of the        Annual rate of 0.45% of the first
   Portfolio                         portfolio's average daily net      $100 million; 0.40% of the next
                                     assets.                            $100 million; and 0.30% in excess
   Rockefeller & Co., Inc. is the                                       of $200 million of the portfolio's
   sub-investment adviser.                                              average daily net assets.
------------------------------------------------------------------------------------------------------------

   Growth Portfolio                  Annual rate of 0.75% of the        Annual rate of 0.30% of the first
                                     portfolio's average daily net      $1 billion and 0.20% in excess of
   Montag & Caldwell, Inc. is the    assets.                            $1 billion of the portfolio's
   sub-investment adviser.                                              average daily net assets.
------------------------------------------------------------------------------------------------------------

   Growth and Income Portfolio       Annual rate of 0.75% of the        Annual rate of 0.30% of the first
                                     portfolio's average daily net      $100 million, 0.25% of the next
   Retirement System Investors,      assets.                            $100 million, and 0.20% in excess
   Inc. is the sub-investment                                           of $200 million of the portfolio's
   adviser.                                                             average daily net assets.
------------------------------------------------------------------------------------------------------------

   Managed Portfolio                 Annual rate of 0.80% of the first  Wellington Management
                                     $400 million, 0.75% of the next    Company's fee for the assets of the
   Wellington Management             $400 million and 0.70% in excess   Portfolio it manages is an annual
   Company, LLP and Sanford C.       of $800 million of the portfolio's rate of 0.40% up to $500 million,
   Bernstein & Co., LLC are the      average daily net assets.          0.35% of the next $500 million,
   sub-investment advisers.                                             0.30% of the next $1 billion, and
                                                                        0.25% in excess of $2 billion of
                                                                        the portfolio's average daily net
                                                                        assets. Sanford C. Bernstein & Co.,
                                                                        Inc.'s fee for the assets of the
                                                                        Portfolio it manages is an annual
                                                                        rate of 0.40% up to $10 million,
                                                                        0.30% from $10 million to $50
                                                                        million, 0.20% from $50 million to
                                                                        $100 million, and 0.10% in excess
                                                                        of $100 million of the portfolio's
                                                                        average daily net assets.
------------------------------------------------------------------------------------------------------------

Portfolio and Sub-Investment Adviser       Investment Adviser Fee           Sub-Investment Adviser Fee
-----------------------------------------------------------------------------------------------------------

   Multi-Cap Growth Portfolio        Annual rate of 1.00% of the        Annual rate of 0.40% of the
                                     average daily net assets.          average daily net assets.
   Fred Alger Management Inc. is
   the sub-investment adviser.
-----------------------------------------------------------------------------------------------------------

   Small Company Growth              Annual rate of 1.00% of the        Annual rate of 0.65% of the first
   Portfolio                         portfolio's average daily net      $50 million, 0.55% of the next
                                     assets.                            $50 million and 0.45% in excess
   William D. Witter, Inc. is the                                       of $100 million of the portfolio's
   sub-investment adviser.                                              average daily net assets.
-----------------------------------------------------------------------------------------------------------

   Small Company Value Portfolio     Annual rate of 0.80% of the first  Annual rate of 0.40% of the first
                                     $400 million, 0.75% of the next    $1 billion and 0.30% in excess of
   Gabelli Asset Management          $400 million and 0.70% in excess   $1 billion of the portfolio's
   Company is the sub-investment     of $800 million of the portfolio's average daily net assets.
   adviser.                          average daily net assets.
-----------------------------------------------------------------------------------------------------------

   Total Return Portfolio            Annual rate of 0.40% of the        Annual rate of 0.25% of the
                                     portfolio's average daily net      portfolio's average daily net
   Pacific Investment                assets.                            assets.
   Management Company, LLP is
   the sub-investment adviser.

INVESCO Variable Investment Funds, Inc.

   INVESCO Funds Group, Inc. is the investment adviser for each of the portfolios. Together with affiliated companies, the investment adviser directs all aspects of the management of the portfolios. The investment adviser fee for each portfolio is shown in the table below.

              Portfolio                            Investment Adviser Fee
---------------------------------------------------------------------------------------

INVESCO VIF -- Financial Services Fund Annual rate of 0.75% of the portfolio's average daily net assets.
---------------------------------------------------------------------------------------

INVESCO VIF -- Health Sciences Fund    Annual rate of 0.75% of the portfolio's average
                                       daily net assets.
---------------------------------------------------------------------------------------

INVESCO VIF -- Telecommunications Fund Annual rate of 0.75% of the portfolio's average daily net assets.

Janus Aspen Series

   Janus Aspen Series has several portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment adviser fee for each portfolio is shown in the table below.

          Portfolio                          Investment Adviser Fee
-----------------------------------------------------------------------------------

Capital Appreciation Portfolio Annual rate of 0.65% of the portfolio's average daily net assets.
-----------------------------------------------------------------------------------

Flexible Income Portfolio      Annual rate of 0.65% of the first $300 million; and
                               0.55% in excess of $300 million of the portfolio's
                               average daily net assets.
-----------------------------------------------------------------------------------

International Growth Portfolio Annual rate of 0.65% of the portfolio's average daily net assets.

Lord Abbett Series Fund

   Lord Abbett Series Fund has several portfolios. The shares of the portfolios listed in the table below can be purchased by the subaccounts available to you. Lord, Abbett & Co. is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.

           Portfolio                      Investment Adviser Fee
  ----------------------------------------------------------------------------

  Bond-Debenture Portfolio    Annual rate of 0.50% of the portfolio's average
                              daily net assets.
  ----------------------------------------------------------------------------

  Growth and Income Portfolio Annual rate of 0.50% of the portfolio's average daily net assets.
  ----------------------------------------------------------------------------

  Mid-Cap Value Portfolio     Annual rate of 0.75% of the portfolio's average
                              daily net assets.

MFS(R) Variable Insurance Trust/SM/

   MFS Variable Insurance Trust contains a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available through our product. Massachusetts Financial Services Company is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.

           Portfolio                     Investment Adviser Fee
   --------------------------------------------------------------------------

   MFS Mid Cap Growth Series Annual rate of 0.75% of the portfolio's average daily net assets.
   --------------------------------------------------------------------------

   MFS New Discovery Series  Annual rate of 0.90% of the portfolio's average daily net assets.
   --------------------------------------------------------------------------

   MFS Total Return Series   Annual rate of 0.75% of the portfolio's average
                             daily net assets.
   --------------------------------------------------------------------------

   MFS Utilities Series      Annual rate of 0.75% of the portfolio's average
                             daily net assets.

MONY Series Fund, Inc.

   MONY Series Fund, Inc. has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Each of the portfolios has different investment objectives and policies. The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company, as investment adviser, currently pays the compensation of the Fund's directors, officers, and employees who are affiliated in some way with the Company. MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as an investment adviser, the Company has entered into a Services Agreement with MONY to provide personnel, equipment, facilities and other services. As the investment adviser to MONY Series Fund, Inc., the Company receives a daily investment adviser fee for each portfolio (see chart below). Fees are deducted daily and paid to the Company monthly.

   The following table describes the portfolios available and the investment advisory fees:

           Portfolio                          Investment Adviser Fee
------------------------------------------------------------------------------------

Government Securities Portfolio Annual rate of 0.50% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's aggregate
                                average daily net assets.
------------------------------------------------------------------------------------

Long Term Bond Portfolio        Annual rate of 0.50% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% in
                                excess of $800 million of the portfolio's aggregate
                                average daily net assets.
------------------------------------------------------------------------------------

Money Market Portfolio          Annual rate of 0.40% of the first $400 million,
                                0.35% of the next $400 million, and 0.30% of assets
                                in excess of $800 million of the portfolio's
                                aggregate average daily net assets.

PBHG Insurance Series Fund

   PBHG Insurance Series Fund has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Pilgrim Baxter & Associates, Ltd. is the investment adviser for each of the portfolios. Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of Pilgrim Baxter & Associates, Ltd., is the sub-investment adviser for the Mid-Cap and Select Value Portfolios. The investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below. The sub-investment adviser fee for each portfolio is paid by Pilgrim Baxter & Associates, Ltd. and not by the portfolios.


Portfolio and Investment Sub-Adviser    Investment Adviser Fee      Sub-Investment Adviser Fee
-------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value                   Annual rate of 0.85% of the   Annual rate of 0.50% of the
Portfolio                            portfolio's average daily net portfolio's average daily net
Pilgrim Baxter Value Investors,      assets.                       assets.
Inc. is the sub-investment
adviser.
-------------------------------------------------------------------------------------------------

PBHG Select Value Portfolio          Annual rate of 0.65% of the   Annual rate of 0.40% of the
Pilgrim Baxter Value Investors,      portfolio's average daily net portfolio's average daily net
Inc. is the sub-investment           assets.                       assets.
adviser.


PIMCO Variable Insurance Trust

   PIMCO Variable Insurance Trust has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Pacific Investment Management Company LLC is the investment adviser for the portfolios and is responsible for managing the investment activities of the portfolios and the portfolios' business affairs and other administrative matters. The investment adviser fee for each portfolio is shown in the table below.

                      Portfolio           Investment Adviser Fee
              -----------------------------------------------------

              Global Bond Portfolio      Annual rate of 0.25% of
                                         the portfolio's average
                                         dailynet assets.
              -----------------------------------------------------

              Real Return Bond Portfolio Annual rate of 0.25% of
                                         the portfolio's average
                                         dailynet assets.
              -----------------------------------------------------

              StocksPLUS Growth and      Annual rate of 0.40% of
              Income Portfolio           the portfolio's average
                                         dailynet assets.

The Universal Institutional Funds, Inc.

   Morgan Stanley Asset Management* is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.

                      Portfolio          Investment Adviser Fee
              ----------------------------------------------------

              Emerging Markets Equity   Annual rate of 1.25% of
              Portfolio                 the first $500
                                        million;1.20% from $500
                                        million to $1 billion;
                                        and 1.15% inexcess of $1
                                        billion of the
                                        portfolio's average
                                        dailynet assets.
              ----------------------------------------------------

              Global Value Equity       Annual rate of 0.80% of
              Portfolio                 the first $500
                                        million;0.75% from $500
                                        million to $1 billion;
                                        and 0.70% inexcess of $1
                                        billion of the
                                        portfolio's average
                                        dailynet assets.
              ----------------------------------------------------

              U. S. Real Estate         Annual rate of 0.80% of
              Portfolio                 the first $500
                                        million;0.75% from $500
                                        million to $1 billion;
                                        and 0.70% inexcess of $1
                                        billion of the
                                        portfolio's average
                                        dailynet assets.

   * Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

Purchase of Portfolio Shares by MONY America Variable Account L

   The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

   Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies and variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.


   The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts available to you is found in the chart on pages 16-21. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.


        The Funds' Prospectuses Accompany This Prospectus And Should Be
                        Read Carefully Before Investing

                     DETAILED INFORMATION ABOUT THE POLICY

   The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

Application for a Policy

   The policy design meets the needs of individuals by providing life insurance coverage on two Insureds. A death benefit is payable when the last surviving insured dies while the policy is in effect. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the lives of two insureds, each of whom is no older than age 85 with evidence of insurability that satisfies the Company. Each insured's age is calculated as of his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

   The minimum Specified Amount you may apply for is $100,000. Subsequent to issue, the minimum Specified Amount is also $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

   Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or
(2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage


   If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend on your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See Premiums -- "Premium Flexibility," page 30.


   Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

  .  the Policy Release Date, if the policy is issued as applied for;

  . the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

  . no later than 90 days from the date the Temporary Insurance Agreement is signed;

  . the 45th day after the form is signed if the insureds have not finished the last required medical exam;

  . 5 days after the Company sends notice to you that it declines to issue any policy; and

  .  the date you tell the Company that the policy will be refused.

   For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

  .  the Policy Release Date, if the policy is issued as applied for;

  . the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

  .  the date you tell the Company that the policy will be refused; and

  . the day written notice of the declination and refund of premium is provided to the applicant.

   If both insureds die during the period of temporary coverage, the death benefit will be:

      (1) The insurance coverage applied for (including any optional riders) up to $500,000,

      less

      (2) The deductions from premium and the monthly deduction due prior to the date of death of the last surviving insured.

   Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premium (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

      (1) The date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

      (2) the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused; or

      (3) The date the Company sends notice to you declining to issue any policy on the insureds.

  Initial Premium Payment


   Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment is specified in your policy and must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to Examine a Policy -- Right to Return Policy Period," on page 30.)


  Policy Date

   The Company may approve the backdating of a policy. The policy may backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

  Risk Classification

   Each insured is assigned to an underwriting (risk) class. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

Right to Examine a Policy -- Right to Return Policy Period

   The Right to Return Policy Period runs for the later of (a) 10 days (or longer in certain states) after you receive the policy; (b) 45 days after the application is signed; or (c) 10 days after we mail or deliver a notice of withdrawal right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

Premiums

   The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

  Premium Flexibility

   The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

      1) The policy's Specified Amount,

      2) Any riders added to the policy, and

      3) Each insured's

          a) Age,

          b) Smoking status,


          c) Gender (unless unisex cost of insurance rates apply, see "Monthly Deductions From Fund Value -- Cost of Insurance," page 51), and


          d) Underwriting class.

   The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.


   The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the Policy" on page 1 are met. See also "Grace Period and Lapse," page 46.


  Scheduled Premium Payments

   When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

   You must specify the subaccounts and/or Guaranteed Interest Account and the percentage of scheduled premium payments to be allocated to those subaccounts and/or Guaranteed Interest Account. If we do not receive a valid set of allocation instructions from you, scheduled premiums will be allocated to the Money Market Subaccount.

   You may elect to make monthly premium payments by the electronic funds transfer program. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.


   Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and on page 46.)


  Choice of Definition of Life Insurance

   Your policy offers two death benefit qualification tests, which we use to calculate the minimum death benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.

   In general, you should choose the Cash Value Accumulation Test if you do not want to limit the amount of premiums you can pay into your policy. If you want to pay a premium that increases the net amount at risk, however, you need to provide us with satisfactory evidence of insurability before we can increase the death benefit.

   The minimum death benefit will generally be smaller under the Guideline Premium/Cash Value Corridor Test than under the Cash Value Accumulation Test resulting in a greater long-term Fund Value. The Guideline Premium/Cash Value Corridor Test can result in lower cost of insurance deductions in later years because the net amount at risk is lower.

  Cash Value Accumulation Test

   If you choose the Cash Value Accumulation Test, your policy's minimum death benefit is the minimum death benefit for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

   This test determines what the death benefit should be in relation to your policy's Fund Value. In general, as your policy's Fund Value increases, the death benefit must also increase to ensure that your policy qualifies as life insurance under the tax code.

   Under the test, a policy's death benefit must be large enough to ensure that its cash surrender value is never larger than the net single premium that's needed to fund future benefits under the policy. The net single premium under your policy varies according to the age, sex and risk class of the person insured by your policy. It's calculated using the guaranteed mortality charges and an interest rate that is the greater of 4% or the rate guaranteed in your policy at the time of issue. If the Cash Value Accumulation Test is selected, a table of death benefit percentages representing the net single premium will be in your policy.

  Guideline Premium/Cash Value Corridor Test

   If you choose the Guideline Premium/Cash Value Corridor Test, we calculate the minimum death benefit for your policy to qualify as life insurance (under
Section 7702 of the Internal Revenue Code) by multiplying your policy's Fund Value by a death benefit percentage.

   You'll find a table of death benefit percentages in Appendix A and in your policy. The death benefit percentage is based on the age of the person insured by the policy. It is 250% when the insured is age 40 or younger, and reduces as the person gets older.

   Under this test, the total premiums you pay less withdrawals cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in "Federal Income Tax Considerations -- Definition of Life Insurance" on page 54.


  Modified Endowment Contracts


   The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal Income Tax Considerations -- Modified Endowment Contracts," page 55.


  Unscheduled Premium Payments


   Generally, you may make premium payments at any time and in any amount. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death Benefits Under the Policy," page 33 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 54. However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.


   Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

  Premium Payments Affect the Continuation of the Policy


   If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace Period and Lapse." page 46.


   Your policy is guaranteed to remain in effect as long as:

      (a) The Cash Value is greater than zero, or

      (b) You have purchased the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the applicable rider, or

      (c) During the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years the increased Minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years. If you elect the Guaranteed Death Benefit to Age 100 Rider, this provision does not apply.

Allocation of Net Premiums

   Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

   You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form or a policy application with the telephone authorization completed has been received by us at our Syracuse Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form or a policy application with the telephone authorization completed. See "Telephone Transfer Privileges," page 68. Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.


   Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

Death Benefits under the Policy

   When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

   As long as the policy is in effect, the Company will, upon proof of death of the surviving insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

      (1) The policy's death benefit, plus

      (2) Any insurance proceeds provided by rider, less

      (3) Any Outstanding Debt (and, if in the Grace Period, less any overdue charges).

Death Benefit Options

   You may select one of two death benefit Options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option 2 has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

   Option 1 -- The death benefit equals the greater of:

      (a) the Specified Amount plus Additional Term Life Insurance, if any, or

      (b) the Fund Value on the date of death multiplied by the death benefit percentage.


      The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to attained age, gender and smoking status. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 54. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.


   Option 2 -- The death benefit equals the greater of:

      (a) The Specified Amount plus Additional Term Life Insurance, if any, plus the Fund Value, or

      (b) The Fund Value on the date of death multiplied by the death benefit percentage.

      The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to attained age, gender and smoking status. The death benefit percentage is the same as that used for Option 1 and is stated in Appendix
   A. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

      The Fund Value used in these calculations is the value as of the date of the surviving insured's death.

  Examples of Options 1 and 2

   The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show four policies with the same Specified Amount, but Fund Values and the Additional Term Life Insurance vary as shown. It is assumed that both insureds are age 35, standard class, non-smoker at issue. It is also assumed that the last surviving insured is age 70 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                         Cash Value Accumulation Test

                                     Policy 1  Policy 2  Policy 3  Policy 4
                                     --------  --------  --------  --------
Specified Amount.................... $100,000  $100,000  $100,000  $100,000
Additional Term Life Insurance Rider $      0  $      0  $      0  $ 75,000
Fund Value on Date of Death......... $ 35,000  $ 60,000  $ 90,000  $ 60,000
Death Benefit Percentage............    183.6%    183.6%    183.6%    183.6%
Death Benefit under Option 1........ $100,000  $110,160  $165,240  $175,000
Death Benefit under Option 2........ $135,000  $160,000  $190,000  $235,000

Option 1, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).

Option 1, Policy 2 and 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 X 183.6% = $110,160 for Policy 2; $90,000 X 183.6% = $165,240 for Policy 3) is greater than the Specified Amount ($100,000).

Option 1, Policy 4: The Death Benefit is equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 X 183.6% = $110,160).

Option 2, Policy 1, 2, and 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 +
$60,000 = $160,000 for Policy 2; and $100,000 + $90,000 = $190,000 for Policy
3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260 for Policy 1; $60,000 X 183.6% =
$110,160 for Policy 2; and $90,000 X 183.6% = $165,240 for Policy 3).

Option 2, Policy 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 183.6% = $110,160).

                  Guideline Premium/Cash Value Corridor Test
                         Cash Value Accumulation Test

                                     Policy 1  Policy 2  Policy 3  Policy 4
                                     --------  --------  --------  --------
Specified Amount.................... $100,000  $100,000  $100,000  $100,000
Additional Term Life Insurance Rider $      0  $      0  $      0  $ 75,000
Fund Value on Date of Death......... $ 35,000  $ 60,000  $ 90,000  $ 60,000
Death Benefit Percentage............      115%      115%      115%      115%
Death Benefit under Option 1........ $100,000  $100,000  $103,500  $175,000
Death Benefit under Option 2........ $135,000  $160,000  $185,000  $235,000

Option 1, Policy 1 and 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250 for Policy 1 and $60,000 X 115% = $69,000 for Policy 2).

Option 1, Policy 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($90,000 X 115% = $103,500) is greater than the Specified Amount ($100,000).

Option 1, Policy 4: The Death Benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 X 115% = $69,000).

Option 2, Policy 1, 2, and 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 +
$60,000 = $160,000 for Policy 2; and $100,000 + $90,000 = $190,000 for Policy
3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250 for Policy 1; $60,000 X 115% = $69,000 for
Policy 2; and $90,000 X 115% = $103,500 for Policy 3).

Option 2, Policy 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 115% = $69,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

  Changes in Death Benefit Option

   You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1.

   You may make a change by sending a written request to the Company's administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

   If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

   If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.


   A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Monthly Deductions From Fund Value -- Cost of Insurance," page 51. If the policy's death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.


Changes in Specified Amount

   You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the older insured's age 85. Increases are also not permitted if monthly deductions are being waived under the Waiver of Monthly Deduction Rider or premiums are being waived under the Waiver of Specified Premiums Rider. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

   To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

  Increases

   An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company.


   When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions," page 49. In addition, the surrender charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium and the required premiums under the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.


   If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

  Decreases

   Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

      (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

      (2) To the next most recent increases successively, and last

      (3) To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below
  $100,000.

   The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you have a Guaranteed Death Benefit Rider or a Guaranteed Death Benefit to Age 100 Rider, it will be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

   The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

      (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

      (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.


If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 54.


Changes in Additional Term Life Insurance Amount

   A change in the Additional Term Life Insurance amount may be made at any time after your policy is issued. Changes will become effective on the monthly anniversary day following the approval of the request to change the Additional Term Life Insurance amount. Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans). Decreases on a policy with the Additional Term Life Insurance Rider will be applied in the following order:

  . Against the most recent increase, regardless if it is Specified Amount increase or Additional Term Life insurance increase;

  . Against the next most recent increases successively, regardless if it is Specified Amount increase or Additional Term Life Insurance increase

  . Against Additional Term Life Insurance provided under the original application; and

  . Against insurance provided by the Specified Amount under the original application.

Guaranteed Death Benefit

  Guaranteed Death Benefit

   Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

      (1) the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

      (2) the interest earned in the Guaranteed Interest Account, and

      (3) the deduction from Fund Value of the various charges, costs, and expenses imposed by the policy provisions.


This in turn affects the length of time your policy remains in force without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See "Grace Period and Lapse," page 46.


   When you apply for your policy you may be able to apply for the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider. These riders provide a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect under certain circumstances, even if the Cash Value of the policy is zero on any monthly anniversary date.

Riders


   Subject to certain requirements and state approval optional insurance benefits may be added when you apply for your policy. These optional benefits are added to your policy by an addendum called a rider. As applicable a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions," page 49. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax Considerations -- Modified Endowment Contracts," page 55. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.


   From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

  Guaranteed Death Benefit Rider


   In order to remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will automatically end. In addition, this rider will automatically end at the later of the insured's age 70 or ten years from the policy date ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any monthly anniversary date you have not paid the amount of premiums the rider requires you to pay. See "Guaranteed Death Benefit," page 37.


   On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two calculations.

   The first calculation shows the net premiums you have paid. We

      (1) total the actual premiums you have paid for the policy, and

      (2) subtract the amount of:

          (a) partial surrenders (and associated fees and surrender charges), and

          (b) outstanding debt.

   The second calculation shows the amount of premiums the rider required you to pay. We

      (1) take the Monthly Guarantee Premium specified by the policy, and

      (2) multiply it by the number of complete months since the policy date.

   If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the Rider, will end. Once ended, the Rider can not be reinstated.


   The grace period for this Rider is explained in the section called "Grace Period and Lapse -- If Guaranteed Death Benefit Rider Is in Effect" on page 47.


   The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey and Texas. This rider is also not available if coverage under the Term Life Term Rider or the Additional Term Life Insurance Rider has been elected. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

   It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.) This rider is also not available if coverage under the Term Life Term Rider or the Additional Term Life Insurance Rider has been elected.

  Guaranteed Death Benefit to Age 100 Rider


   The Guaranteed Death Benefit to Age 100 Rider guarantees that during the insured's lifetime, the policy will not lapse regardless of the cash value. Provided that certain conditions are met, a minimum death benefit equal to the Specified Amount will be paid. To maintain the benefit, total premiums paid less partial surrenders (excluding any partial surrender fees) less outstanding debt must equal or exceed the cumulative required minimum monthly premium to date. This rider is not available if you elect coverage under the Guaranteed Death Benefit Rider, Term Life Term Rider and/or Additional Term Life Insurance Rider. This rider is only available for policies applied for on or after March 1, 2001. There is no applicable charge for this rider.


  Maturity Extension Rider

   This rider extends coverage beyond the original maturity date until the date death proceeds become payable. Death proceeds payable upon the surviving insured's death equal the Cash Value of the policy at the original maturity date multiplied by a death benefit percentage of 101%.


   Election to extend the maturity date may be made by written request. The election must be received by the Company at least 30 days but no more than 90 days before the original maturity date. Premiums will not be accepted, nor will monthly deductions be made, after maturity date. There is no applicable charge for this rider.


  Enhanced Maturity Extension Rider


   This rider provides the option to extend coverage beyond the original maturity date of the policy until the date death proceeds become payable such that the death benefit at maturity is determined in the same manner as it was prior to the original maturity date (see "Death Benefits Under the Policy", page 33.). Death proceeds payable upon the surviving insured's death on and after the original maturity date will equal the death benefit as determined under the policy using 101% as the applicable percentage of Fund Value.



   There is a monthly cost for this rider which is deducted monthly from the Fund Value.


   Election to extend the maturity date may be made by written request. The election must be received by the Company at least 30 days but no more than 90 days before the original maturity date. Premiums will not be accepted, nor will monthly deductions be made, after the original maturity date.

   If you elect this rider, the Maturity Extension Rider will not be effective.

   If you elect to end this rider by providing the Company with a written request to end it, the Company will automatically provide coverage under the Maturity Extension Rider.



  Additional Term Life Insurance Rider


   The Additional Term Life Insurance Rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider unlike the Life Term Rider is combined with the Specified Amount of the policy for purposes of determining if the minimum "corridor" is required to maintain the definition of life insurance under the Internal Revenue Code section 7702 (See "Definition of Life Insurance" on page 54).


  Waiver of Monthly Deduction Rider

   This rider provides for the waiver of certain charges while the selected insured has a covered disability and the policy is in effect. While the selected insured is disabled, no deductions are made for (1) monthly administrative charges, (2) per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. However, the cumulative Minimum Monthly Premium requirement does not change during the covered disability. It remains fixed at the level at the beginning of the disability.

  Waiver of Specified Premiums Rider

   This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the selected insured has a covered disability and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary. Net premiums will be allocated among the subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the monthly deductions of your policy nor does it waive the payment of premiums required by the Guaranteed Death Benefit Rider.

  Four Year Term Insurance Rider

   This benefit provides non-renewable, non-convertible term insurance. The insurance is payable if the second death occurs within the first four policy years. If the policy owner makes any changes to the Specified Amount, the amount of this rider will be adjusted.

  Option to Split Policy

   This benefit provides that the policy may be split into two other individual life insurance policies within the 6 month period following:

  .  Certain major changes in Federal income tax laws

  .  Divorce (if the insureds are married when the policy is issued)

  . Business dissolution (if the insureds are employees of one organization at the time the policy is issued).

Evidence of insurability at the time the option is exercised will not be required if as a result of a tax law change, but will be required in all other instances. Certain conditions, as described in the policy, must be met before this option can be exercised. This benefit is guaranteed by the Guaranteed Death Benefit Rider. There is no charge for this benefit. This benefit is not available in all states.

Benefits at Maturity


   If one or both of the insureds is living on the maturity date, the Company will pay to the policy owner the Cash Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments," page 64. Payment of the benefit may be deferred until the date of the last surviving insured's death (see Maturity Extension Rider and Enhanced Maturity Extension Rider above).


Policy Values

  Fund Value

   The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.


   On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value," below. No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.


  Cash Value

   The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.

Determination of Fund Value

   Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

  .  Payment of premiums.

  .  Amount held in the Loan Account to secure any Outstanding Debt.

  .  Partial surrenders.

  .  The charges assessed in connection with the policy.

  .  Investment experience of the subaccounts.

  .  Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

   The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

  .  The investment income.

  .  Realized and unrealized capital gains and losses.

  .  Expenses of a portfolio including investment adviser fees.

  .  Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY America Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.


   Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount," below.) On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.


   Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

  .  Make partial surrenders.

  .  Make full surrenders.

  . Transfer amounts from a subaccount (including transfers to the loan account).

  .  Pay the death benefit when the last surviving insured dies.

  .  Pay monthly deductions from the policy's Fund Value.

  .  Pay policy transaction charges.

  .  Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

   Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

Calculating Unit Values for Each Subaccount

   To determine the unit value of a subaccount on any Business Day, the Company takes the prior Business Day's Unit Value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

      (1) the net asset value per share of each Fund held in the subaccount at the end of the current Business Day divided by

      (2) the net asset value per share of each Fund held in the subaccount at the end of the prior Business Day, minus

      (3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of days in the period.

   The unit value of each subaccount on its first Business Day was set at $10.00.

Determining Fund Value



                                  [FLOW CHART]



Transfer of Fund Value


   You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone Transfer Privileges," page 68. Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 46. No charges are currently imposed upon these transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers and to discontinue telephone transfers.



   After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account," page 61.

Right to Exchange Policy


   During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a last survivor flexible premium universal life policy. See "The Guaranteed Interest Account," page 61. No charge is imposed on the transfer when you exercise the exchange privilege.


Policy Loans

   You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

   Loan interest is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

   You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

   When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the loan account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

   The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by us.

   The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%.

   Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether when the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the subaccounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

   Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the last surviving insured, or the value paid upon surrender or maturity.

   Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary, your policy will lapse when:

      (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and

      (2) The minimum payment required is not made during the grace period.


Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less (1) any partial surrenders and their fees, and (2) Outstanding Debt do not exceed the premiums required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace Period and Lapse," page 46.



   A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 54.


Full Surrender

   You may fully surrender your policy at any time during the lifetime of either or both insured. The amount received for a full surrender is the policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.


   You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan, Settlement Provisions," page 64. For information on the tax effects of surrender of a policy, see "Federal Income Tax Considerations," page 54.


Partial Surrender

   With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a partial surrender at any time. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year.

   A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Cash Value must be at least $500 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value after the partial surrender.

   You may make a partial surrender by submitting a proper written request to the Company's administrative office. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the last surviving insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.


   When you make a partial surrender and you selected death benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected death benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit Option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death Benefits under the Policy," page 33.


   There is a fee for each partial surrender of $10.


   For information on the tax treatment of partial surrenders, see "Federal Income Tax Considerations," page 54.


Grace Period and Lapse

   Your policy will remain in effect as long as:

      (1) It has a Cash Value greater than zero

      (2) You have purchased the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, and you have met all the requirements of the applicable rider, and

      (3) You make any required additional premium payments during a 61-day Grace Period.

  Special Rule for First Three Policy Years

   During the first three policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

  .  Your policy's Cash Value is greater than zero, or

  . The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to

      . The Minimum Monthly Premium times the number of months your policy has been in effect.

If the insufficiency occurs at any other time, your policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect.

See the explanation below.

  If Guaranteed Death Benefit Rider Is Not in Effect

   To avoid lapse if (1) the Cash value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid, loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

   We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

   If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years, if the Cash Value of the policy is less than zero, you must pay:

      (1) The Minimum Monthly Premium not paid, plus

      (2) One succeeding Minimum Monthly Premium.

After the third policy anniversary, the payment required is:

      (1) The monthly deduction not paid, plus

      (2) Two succeeding monthly deductions plus by the amount of the deductions from premiums for various taxes and sales charges.


(See "Charges and Deductions -- Deductions from Premiums," page 50). The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the last surviving insured dies during the grace period, the death benefit proceeds will equal:


      (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

      (2) Any unpaid monthly deductions and any Outstanding Debt.

  If Guaranteed Death Benefit Rider Is in Effect

   The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

      (1) A Guaranteed Death Benefit Rider is in effect, and

      (2) The test for continuation of the guarantee period has been met.


See "Guaranteed Death Benefit Rider," page 38.


   While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy may be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

  Reinstatement

   We will reinstate a lapsed policy at any time:

      (1) Before the maturity date, and

      (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

   To reinstate a lapsed policy we must also receive:

      (1) A written application from you

      (2) Evidence of insurability of both insureds that is satisfactory to us

      (3) Payment of all monthly deductions that were due and unpaid during the grace period

      (4) Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date

      (5) Payment or reinstatement of any debt on the policy anniversary at the start of the grace period

      (6) Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement

   When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

      (1) The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

      (2) The Fund Value will be reduced by the decrease, if any, in the surrender charge during the period that the policy was not in effect.

      (3) Any Outstanding Debt on the date of lapse will also be reinstated.

      (4) No interest on amounts held in our loan account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                            CHARGES AND DEDUCTIONS

   The following chart summarizes the current charges and deductions under the policy:


---------------------------------------------------------------------------------------------------------
                                        Deductions from Premiums
---------------------------------------------------------------------------------------------------------
Sales Charge -- Varies based on policy year. It is First 10 policy years -- 6% of premiums paid up to
            a % of premium paid                    Target Premium and 2% if premium paid in excess
                                                   of Target Premium.
                                                   Years 11 and later -- 2% of all premiums.
---------------------------------------------------------------------------------------------------------
Tax Charge                                         State and local -- 2.25%
                                                   Federal -- 1.25%
---------------------------------------------------------------------------------------------------------
                          Daily Deduction from MONY America Variable Account L
---------------------------------------------------------------------------------------------------------
Mortality & Expense Risk Charge -- Maximum         .35% of subaccount value (0.000959% daily)
Annual Rate
---------------------------------------------------------------------------------------------------------
                                   Monthly Deductions from Fund Value
---------------------------------------------------------------------------------------------------------
Cost of Insurance Charge                           Current cost of insurance rate x net amount at risk
                                                   at the beginning of the policy month
---------------------------------------------------------------------------------------------------------
Administrative Charge -- Monthly                   $7.50
---------------------------------------------------------------------------------------------------------
Monthly per $1,000 Specified Amount Charge         See Appendix B. This charge applies for the first 10
Based on issue age of the younger insured          policy years (or for 10 years from the date of any
smoking Status and Specified Amount.               increase in Specified Amount)
---------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit Charge                    $0.01 per $1,000 of Specified Amount and certain
Monthly Charge for Guaranteed Death Benefit        Rider amounts. Please note that the Rider requires
Rider (Guaranteed Death Benefit Rider is not       that at least the amount of premiums set forth in the
available in all states)                           policy itself be paid in order to remain in effect.
---------------------------------------------------------------------------------------------------------
Enhanced Maturity Extension Charge                 $0.01 per $1,000 of Specified Amount plus any
Monthly Charge for Enhanced Maturity Extension     Additional Term Life Insurance Rider amount in
Rider*                                             force.
---------------------------------------------------------------------------------------------------------
Optional Insurance Benefits Charge                 As applicable.
Monthly Deduction for any other optional
insurance Benefits added by rider.
---------------------------------------------------------------------------------------------------------
Transaction and Other Charges
- Partial Surrender Fee                            $10
- Transfer of Fund Value (at Company's Option)     $25 maximum per transfer/1/
---------------------------------------------------------------------------------------------------------
Surrender Charge                                   See the discussion of Surrender Charge on page 52
Grades from 100% to 0 over 11 years based on a     for grading schedule.
schedule. Factors per $1,000 of Specified Amount
vary based on issue age, gender, and underwriting
class.
---------------------------------------------------------------------------------------------------------



* The Guaranteed Death Benefit and Enhanced Maturity Extension Riders are not available in all states.

/1/ Currently no charge on any transfers.

   The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.

Deductions from Premiums

   Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge --               This charge varies based on a target premium. The target premium is actuarially determined based upon the Specified Amount of the policy and the age, gender, underwriting class and smoking status of each of the insureds. The target premium is established at issue, and will be adjusted if the Specified Amount is increased or decreased.
                              The charge is a percent of each premium paid.

                              First 10 policy years -- 6% of premiums paid up to target premium and 2% of premium paid in excess of target premium in that year.

                              Years 11 and later -- 2% of all premiums.


   You should refer to your policy to determine the amount of the target premium.

   The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amount indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge --                 State and local premium tax -- currently 2.25%; Federal tax for deferred acquisition costs of the Company -- currently 1.25%

   All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. The Company currently deducts an amount equal to 2.25% of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. We do not expect to profit from this charge.

   The 1.25% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments.

   We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Daily Deduction From MONY America Variable Account L

   A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk Charge -- Maximum of .000959% of the amount in the subaccount, which is equivalent to an annual rate of .35% of subaccount value.

   This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

   This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

Monthly Deductions from Fund Value

   A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance -- This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund
                     Value at that time.

   The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table D applies.) These rates are based on the age and underwriting class of each insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex rates apply to policies issued for delivery in the State of Montana. As of the date of this prospectus, we charge "current rates" that are lower (i.e less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of each insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of each insured.

   If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge --               $7.50 per month

   This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $7.50. We do not expect to profit from this charge.

Monthly per $1,000 Specified Amount    This charge applies for the first 10 years following the issuance of
  Charge --                            the policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age of the younger insured, smoking status and Specified Amount. The
                                       monthly per $1,000 factors are shown in Appendix B.

Guaranteed Death Benefit Charge --    If you elect the Guaranteed Death Benefit Rider, you will be charged
                                      $0.01 per $1,000 of policy Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death Benefit
                                      Rider. This charge is guaranteed never to exceed this amount.

Enhanced Maturity Extension Charge -- If you elect the Enhanced Maturity Extension Rider, you will be charged $0.01 per $1,000 of policy Specified Amount plus any
                                      Additional Term Life Insurance Rider amount per month during the term of the Enhanced Maturity Extension Rider but not beyond the original maturity date. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits Charge -- A monthly deduction for any other optional insurance benefits added to the policy by rider.

Surrender Charge --                   The Company will assess a surrender charge against Fund Value upon a surrender of all or part of the policy. The surrender charge is based on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified amount) and grades from 100% to zero over 11 years based on a schedule. The factors per $1,000 vary by issue age, gender, and underwriting class. The grading percentages (as shown below) vary based on number of full years since the Policy was issued (or since the increase in Specified Amount). The maximum level of surrender charge is $53.31 per $1,000 of Specified Amount.



      Policy Year                                                 Percent
      -----------                                                 -------
      1..........................................................   100%
      2..........................................................    90
      3..........................................................    80
      4..........................................................    70
      5..........................................................    60
      6..........................................................    50
      7..........................................................    40
      8..........................................................    30
      9..........................................................    20
      10.........................................................    10
      11 and later...............................................     0

Surrender Charge

   The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Effect of Changes in Specified Amount The surrender charge will increase when a new coverage segment of
on the Surrender Charge --            Specified Amount is created due to a requested increase in coverage.
                                      The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified
                                      Amount. It will reduce over the 11-year period following the increase. The new surrender charge for the policy will equal:

                                       (1) Theremaining part of the surrender charge for the original
                                              Specified Amount, plus

                                       (2) Thesurrender charge related to the increase.

                                       Decreases in Specified Amount have no effect on surrender charges.

Corporate Purchasers

   The policy is available for purchase by individuals, trusts, corporations and other organizations. Corporate or other group or sponsored arrangements purchasing one or more policies may receive a reduction in charges. The Company may reduce the amount of the sales charge, surrender charge, or other charges where the expenses associated with the policy or policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

Transaction and Other Charges

  .  Partial Surrender Fee -- $10

  .  Transfer of Fund Value -- $25 (at option of the Company) currently $0

   The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers. This would include telephone transfers, if we permit them.


   We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 58.


   We will bear the direct operating expenses of MONY America Variable Account
L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

Fees and Expenses of the Funds


   The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth on page 5. Their Boards govern the Funds. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.


Guarantee of Certain Charges

   We guarantee that certain charges will not increase. This includes:

      (1) Mortality and expense risk charge.

      (2) Administrative charge.

      (3) Per $1,000 Specified Amount charge.

      (4) Sales charge.

      (5) Guaranteed cost of insurance rates.

      (6) Surrender charge.

      (7) Partial surrender fee.

   Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

      (1) Future expectations with respect to investment earnings,

      (2) Mortality,

      (3) Length of time policies will remain in effect,

      (4) Expenses, and

      (5) Taxes.

   In no event will they exceed the guaranteed rates defined in the policy.

                               OTHER INFORMATION

Federal Income Tax Considerations

   The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

   Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if (a) a policy is considered to be life insurance under applicable law and (b) one of two alternate tests are met. The two alternative tests are:

      (1) "Cash Value Accumulation Test"

      (2) "Guideline Premium/Cash Value Corridor Test"

   When you apply for a policy you will irrevocably choose which of these two tests will be applied to your policy.

   If your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

      (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

      (2) A minimum ongoing "corridor" of death benefit in relation to the Fund Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors. If your policy is tested under the Cash Value Accumulation Test, a table of factors will be shown in your policy.

   We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Tax Treatment of Policies

   The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example: "Seven-pay" premium = $1,000
        Maximum premium to avoid "modified endowment" treatment =
        First year -- $1,000
        Through first two years -- $2,000
        Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

   If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

   We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual who uses the proceeds of a loan for business or investment purposes, may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

   For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

  . The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

  . The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

   Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

   Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

      (1) The policies are purchased from any one insurance company (including the Company), and

      (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

   Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

      (1) When the taxpayer is at least 59 years old;

      (2) Which is attributable to the taxpayer becoming disabled; or

      (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.


   It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Federal Income Tax Considerations -- Conventional Life Insurance Policies," page 55.)


  Reasonableness Requirement for Charges

   The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Riders, Policy Changes, and Transfers

   Certain benefits permit the splitting of the policy into two other individual policies upon:

  .  Divorce

  .  Business Dissolution

  .  Certain changes in the Federal estate tax law

The splitting of a policy could have adverse tax consequences. Consequences include, but are not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

   In order for the Beneficiary to receive certain tax treatment discussed in the previous sections above, the policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. To qualify the policy as life insurance for tax purposes the Company may:

  .  Make changes in the policy or Riders, or

  .  Make distributions from the policy to the extent considered necessary.

Any such change will uniformly apply to all policies that are affected. The policy owner will be given advance notice of such changes.

   Special tax rules may apply to the transfer of ownership of a policy. Consult a qualified tax adviser before any transfer of the policy.

  Other Employee Benefit Programs

   Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Diversification Requirements

   To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

      (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

      (2) No more than 70% can be represented by any two investments,

      (3) No more than 80% can be represented by any three investments, and

      (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

   Currently, for federal income tax purposes, the portfolio shares underlying the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Other

   Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

   For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               The Company Does Not Make Any Guarantee Regarding
                         The Tax Status Of Any Policy

Charge for Company Income Taxes

   For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

      (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

      (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

      (3) There is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

Voting of Fund Shares

   Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account
L. We may elect to vote the shares of the Funds in our own right if:

      (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

      (2) The present interpretation of the Act should change, and

      (3) As a result we determine that it is permitted to vote the shares of the Funds in our own right.

   The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

   If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company.

Disregard of Voting Instructions

   The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

Report to Policy Owners

   A statement will be sent at least annually to each policy owner setting forth:

      (1) A summary of the transactions which occurred since the last statement, and

      (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

   Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of Investments and Right to Change Operations

   The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

      (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

      (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

   Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

   The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

      (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

      (2) Be deregistered under that Act if such registration is no longer required, or

      (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

Changes to Comply with Law

   The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

   We may advertise the performance of MONY America Variable Account L subaccounts. We will also report performance to policy owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

   Performance information may show the change in a policy owner's Fund Value in one or more subaccounts, or as a change in a policy owner's death benefit. Performance information may be expressed as a change in a policy owner's Fund Value over time or in terms of the average annual compounded rate of return on the policy owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular subaccount of the MONY America Variable Account L over certain periods of time that will include one, five and ten years, or from the commencement of operation of the subaccount of the MONY America Variable Account L if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account deduction of the surrender charge.

   Performance information for MONY America Variable Account L may be compared, in advertisements, sales literature, and reports to policy owners to:

      (1) Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

      (2) The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any subaccount of MONY America Variable Account L reflects only the performance of a hypothetical policy whose Fund Value is allocated to MONY America Variable Account L during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY America Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

   We may also use non-standard performance in cases where we add new subaccounts which purchase shares of underlying funds in existence prior to the formation of such subaccounts. In such cases we will use the historical performance of the underlying fund with the current expenses of the applicable subaccount under the Contract.

                        THE GUARANTEED INTEREST ACCOUNT

   You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

General Description

   Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

   You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.) Prior to the beginning of each calendar month, an interest rate will be declared. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

   The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

Death Benefit


   The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. Under Option 2, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. See "Death Benefits under the Policy," page 33.


Policy Charges

   Deductions from premium, monthly deductions from the Fund Value, and surrender charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by Rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

   You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

Transfers

   Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

  . Transfers to the Guaranteed Interest Account may be made at any time and in any amount.

  . Transfers from the Guaranteed Interest Account to the subaccounts are limited to one in any policy year.

  . Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

   Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future.

Surrenders and Policy Loans


   You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had invested in the subaccounts. See "Full Surrender," page 45 and "Partial Surrender", page 45.

Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

Ownership

   The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While either or both of the insureds is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

   If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

   The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the last surviving insured, the policy owner or the policy owner's estate is the beneficiary.

   The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living when the last surviving insured dies to receive the proceeds.

  The Policy

   This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

Notification and Claims Procedures

   Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

   If the last surviving insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the last surviving insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

Payments

   Within seven days after the Company receives all the information needed for processing a payment, the Company will:

      (1) Pay death benefit proceeds,

      (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

      (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

   However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Payment Plan/Settlement Provisions

   Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 per payment or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Payment in Case of Suicide

   If either insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

   This provision may not be applicable in all states.

Assignment


   You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 54.)

Errors on the Application

   If the age or gender of an insured has been misstated, the death benefit under this policy will be the greater of:

      (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

      (2) The death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct age and gender.


If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Monthly Deductions From Fund Value -- Cost of Insurance," page 51.


Incontestability

   The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

      (1) The initial Specified Amount cannot be contested after the policy has been in force during an insured's lifetime for two years from the policy date; and

      (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an insured's lifetime for two years from its effective date.

This provision may not be applicable in all states.

Policy Illustrations

   Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

Distribution of the Policy

   MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

   Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.0 percent of any additional premiums plus, on the sixth and each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.15 percent of the Fund Value of the policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

   In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                            MORE ABOUT THE COMPANY

Management

   The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company of America is 1740 Broadway, New York, New York 10019. All of the officers and directors have held their respective positions listed below for five or more years.

Current Officers and Directors are:

Name                 Position and Offices with Depositor
----                 -----------------------------------
Michael I. Roth..... Director, Chairman and Chief Executive Officer
Samuel J. Foti...... Director, President and Chief Operating Officer
Richard E. Connors.. Director
Richard Daddario.... Director, Vice President and Controller
Phillip A. Eisenberg Director, Vice President and Actuary
Margaret G. Gale.... Director, Vice President
Steven G. Orluck.... Director and Vice President
Michael Slipowitz... Vice President
Evelyn L. Peos...... Vice President
Kenneth M. Levine... Director and Executive Vice President
David S. Waldman.... Secretary
David V. Weigel..... Treasurer
Sam Chiodo.......... Vice President
Charles P. Leone.... Director, Vice President and Chief Corporate
                     Compliance Officer

   No officer or director listed above receives any compensation from MONY America Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

   Set forth below is a description of the business positions during at least the past five years for the directors and the executive officers of the Company.

   Michael I. Roth is Director, Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Board (since July 1993) and Chief Executive Officer (since January 1993) of MONY and has been a Director since May 1991. Mr. Roth is also a director of the following subsidiaries of MONY:
1740 Advisers, Inc. (since December 1992), MONY Benefits Management Corp. (since March 1999). Mr. Roth has been with MONY for 12 years. Mr. Roth serves on the board of directors of the American Council of Life Insurance, The Life Insurance Council of New York, Enterprise Foundation (a charitable foundation which develops housing not affiliated with the Enterprise Group of Funds), Metropolitan Development Association of Syracuse and Central New York, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust, Pitney Bowes, Inc., Lincoln Center for the Performing Arts Leadership Committee, Life Office Management Association, New York City Partnership and Chamber of Commerce, and Committee for Economic Development. He is also Chairman of the Board of Insurance Marketplace Standards Association.

   Samuel J. Foti is Director, President and Chief Operating Officer of the Company. He is President and Chief Operating Officer (since February 1994) of MONY and has been a Director since January 1993. Mr. Foti is also a director of the following subsidiaries of MONY: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Benefits Management Corp. (since March 1999), MONY Life Insurance Company of the Americas, Ltd., (since December 1994) and MONY Bank & Trust Company of the Americas, Ltd. (since December 1994). Mr. Foti has been with MONY for 12 years. Mr. Foti serves on the board of directors of Enterprise Group of Funds, Inc., Enterprise Accumulation Trust and The American College of which he is Chairman.

   Richard Daddario is Director, Vice President and Controller of the Company. He is Executive Vice President and Chief Financial Officer (since April 1994) of MONY. Mr. Daddario is also a director of the following subsidiaries of MONY:
MONY International Holdings, Inc. (since 1998), MONY Brokerage, Inc. (since June 1997) and MONY Life Insurance Company of the Americas, Ltd. (since December 1997). He also serves as MONY's Chief Financial Officer (from January 1991 to present). Mr. Daddario has been with MONY for 11 years.

   Kenneth M. Levine is Director and Executive Vice President of the Company. He is Executive Vice President (since February 1990) and Chief Investment Officer (since January 1991) of MONY and has been a Trustee since May 1994. Mr. Levine is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1989), MONY Benefits Management Corp. (since October
1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October 1991). He is also Chairman of the Board and President of MONY Series Fund, Inc. (since December 1991). Mr. Levine has been with MONY for 28 years.

   Sam Chiodo is Vice President of the Company. He is Vice President -- Corporate & Strategic Marketing of MONY (since 1993). Mr. Chiodo has been with MONY for 28 years.

   Richard E. Connors is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Connors is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since May 1994). Mr. Connors has been with MONY for 12 years.

   Phillip A. Eisenberg is Director, Vice President and Actuary of the Company. He is Senior Vice President and Chief Actuary of MONY (since April 1993). Mr. Eisenberg is a director of the following subsidiary of MONY: MONY Benefits Management Corp. Mr. Eisenberg has been with MONY for 36 years.

   Margaret G. Gale is Director and Vice President of the Company. She is Vice President of MONY (since February 1991). Ms. Gale has been with MONY for 22 years.

   William D. Goodwin is Vice President of the Company. He is Senior Vice President of MONY (since November 1998). He has also served as Senior Managing Director (from 1989 to 1998). Mr. Goodwin has been with MONY for 26 years.

   Charles P. Leone is Director, Vice President and Chief Compliance Officer of the Company. He is Vice President and Chief Corporate Compliance Officer of MONY (since 1996). He has also served as Vice President of MONY (from 1987 to
1996). Mr. Leone is a director of the following subsidiary of MONY: MONY Securities Corporation (since May 1999). Mr. Leone has been with MONY for 36 years.

   Steven G. Orluck is Vice President of the Company. He is Senior Vice President, Complementary Distribution of MONY (since March 2000) and has also served as Vice President (from July 1998 to March 2000). Prior to 1998, Mr. Orluck had been a Vice President of Metropolitan Life Insurance Company where he worked for 25 years.

   Evelyn L. Peos is Vice President of the Company. She is Vice President of MONY. Ms. Peos has been with MONY for 23 years.

   Michael Slipowitz is Vice President of the Company. He is Vice President of MONY. Mr. Slipowitz has been with MONY for 20 years.

   David S. Waldman is Secretary of the Company. He is Assistant Vice President and Senior Counsel -- Operations (since 1992). Mr. Waldman has been with MONY for 18 years.

   David V. Weigel is Treasurer of the Company. He is Vice President -- Treasurer of MONY (since 1994). Mr. Weigel has been with MONY for 27 years.

State Regulation

   The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

Telephone Transfer Privileges

   You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. The telephone allocation and transfer privileges may also be elected by completing the telephone authorization section on the policy application. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

   The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form or a policy application with the telephone authorization completed must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

Legal Proceedings

   There are no legal proceedings pending to which MONY America Variable Account L is a party, or which would materially affect MONY America Variable Account L.

Legal Matters

   Legal matters have been passed on by Arthur D. Woods, Vice President -- Variable Products and Broker-Dealer Operations Counsel of MONY Life Insurance Company in connection with

      (1) the issue and sale of the policies described in this prospectus,

      (2) the organization of the Company,

      (3) the Company's authority to issue the policies under Arizona law, and

      (4) the validity of the forms of the policies under Arizona law.

   Robert Levy, Vice President -- Chief Tax and Benefits Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

Registration Statement

   A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

Independent Accountants

   The audited financial statements for the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

Financial Statements

   The audited financial statements of the Company are set forth herein.

   The financial statements of the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                                   Page
                                                                                                                   ----
With respect to MONY America Variable Account L:
 No financial statements for MONY America Variable Account L are included because although the MONY America
   Variable Account L commenced operations in 1985, the subaccounts available to policyholders had not commenced operations as of December 31, 2001
With respect to MONY Life Insurance Company of America:
 Unaudited interim condensed balance sheets as of September 30, 2001 and December 31, 2000........................  F-2
 Unaudited interim condensed statements of income and comprehensive income for the three-month periods ended
   September 30, 2001 and 2000....................................................................................  F-3
 Unaudited interim condensed statements of income and comprehensive income for the nine-month periods ended
   September 30, 2001 and 2000....................................................................................  F-4
 Unaudited interim condensed statement of changes in shareholder's equity for the nine-month period ended
   September 30, 2001.............................................................................................  F-5
 Unaudited interim condensed statements of cash flows for the nine-month periods ended September 30, 2001 and 2000  F-6
 Notes to unaudited interim condensed financial statements........................................................  F-7
 Report of Independent Accountants................................................................................ F-10
 Balance sheets as of December 31, 2000 and 1999.................................................................. F-11
 Statements of income and comprehensive income for the years ended December 31, 2000, 1999 and 1998............... F-12
 Statements of changes in shareholder's equity for the years ended December 31, 2000, 1999 and 1998............... F-13
 Statements of cash flows for the years ended December 31, 2000, 1999 and 1998.................................... F-14
 Notes to financial statements.................................................................................... F-16

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                  UNAUDITED INTERIM CONDENSED BALANCE SHEETS
                   September 30, 2001 and December 31, 2000

                                                                                            September 30, December 31,
                                                                                                2001          2000
                                                                                            ------------- ------------
                                                                                                 ($ in millions)
                                          ASSETS
Investments:
   Fixed maturity securities available-for-sale, at fair value.............................   $1,088.8      $1,014.7
   Mortgage loans on real estate...........................................................      132.8         116.1
   Policy loans............................................................................       70.1          69.4
   Real estate.............................................................................        5.4           5.4
   Other invested assets...................................................................       14.1           3.4
                                                                                              --------      --------
                                                                                               1,311.2       1,209.0
                                                                                              --------      --------
   Cash and cash equivalents...............................................................      121.0         104.8
   Accrued investment income...............................................................       23.0          19.2
   Amounts due from reinsurers.............................................................       30.8          30.7
   Deferred policy acquisition costs.......................................................      539.9         483.5
   Current federal income taxes receivable.................................................       44.1          14.9
   Other assets............................................................................       15.6           4.4
   Separate account assets.................................................................    3,242.5       4,064.4
                                                                                              --------      --------
       Total assets........................................................................   $5,328.1      $5,930.9
                                                                                              ========      ========
                           LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits.....................................................................   $  146.5      $  134.8
Policyholders' account balances............................................................    1,224.3       1,154.9
Other policyholders' liabilities...........................................................       75.2          68.9
Accounts payable and other liabilities.....................................................       55.2          33.2
Note payable to affiliate (Note 5).........................................................       45.2          46.9
Deferred federal income taxes..............................................................       88.5          48.3
Separate account liabilities...............................................................    3,242.5       4,064.4
                                                                                              --------      --------
       Total liabilities...................................................................   $4,877.4      $5,551.4
                                                                                              --------      --------
Commitments and contingencies (Note 4)
Common stock $1.00 par-value; 5,000,000 shares authorized, 2,500,000 issued and outstanding   $    2.5      $    2.5
Capital in excess of par...................................................................      299.7         249.7
Retained earnings..........................................................................      140.6         128.3
Accumulated other comprehensive loss.......................................................        7.9          (1.0)
                                                                                              --------      --------
       Total shareholder's equity..........................................................      450.7         379.5
                                                                                              --------      --------
       Total liabilities and shareholder's equity..........................................   $5,328.1      $5,930.9
                                                                                              ========      ========

  See accompanying notes to unaudited interim condensed financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   UNAUDITED INTERIM CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
             Three-month Periods Ended September 30, 2001 and 2000

                                                        2001     2000
                                                        -----   -----
                                                       ($ in millions)
Revenues:
Universal life and investment-type product policy fees $39.0    $44.2
Premiums..............................................  14.9      7.2
Net investment income.................................  25.8     22.3
Net realized gains/(losses) on investments............   2.2     (1.1)
Other income..........................................   2.5      2.2
                                                        -----   -----
Total revenues........................................  84.4     74.8
                                                        -----   -----
Benefits and Expenses:
Benefits to policyholders.............................  22.0     18.7
Interest credited to policyholders' account balances..  17.5     15.9
Amortization of deferred policy acquisition costs.....  10.2      8.9
Other operating costs and expenses....................  27.0     17.3
                                                        -----   -----
Total benefits and expense............................  76.7     60.8
                                                        -----   -----
Income before income taxes............................   7.7     14.0
Income tax expense....................................   3.2      4.7
                                                        -----   -----
Net income............................................   4.5      9.3
Other comprehensive income, net.......................   7.0      2.5
                                                        -----   -----
Comprehensive income.................................. $11.5    $11.8
                                                        =====   =====


  See accompanying notes to unaudited interim condensed financial statements.

               UNAUDITED INTERIM CONDENSED STATEMENTS OF INCOME
                           AND COMPREHENSIVE INCOME
             Nine-month Periods Ended September 30, 2001 and 2000

                                                        2001    2000
                                                       ------  ------
                                                       ($ in millions)
Revenues:
Universal life and investment-type product policy fees $115.4  $126.2
Premiums..............................................   41.2    19.5
Net investment income.................................   71.9    69.3
Net realized gains/(losses) on investments............    7.9    (2.9)
Other Income..........................................    7.6     9.7
                                                       ------  ------
                                                        244.0   221.8
                                                       ------  ------
Benefits and Expenses:
Benefits to policyholders.............................   67.6    51.0
Interest credited to policyholders' account balances..   49.6    46.8
Amortization of deferred policy acquisition costs.....   34.8    37.0
Other operating costs & expenses......................   73.6    61.6
                                                       ------  ------
                                                        225.6   196.4
                                                       ------  ------
Income before income taxes............................   18.4    25.4
Income tax expense....................................    6.1     8.1
                                                       ------  ------
Net income............................................   12.3    17.3
Other comprehensive income, net.......................    8.9     1.2
                                                       ------  ------
Comprehensive income.................................. $ 21.2  $ 18.5
                                                       ======  ======


  See accompanying notes to unaudited interim condensed financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                     UNAUDITED INTERIM CONDENSED STATEMENT
                      OF CHANGES IN SHAREHOLDER'S EQUITY
                  Nine-month Period Ended September 30, 2001

                                                             Accumulated
                                          Capital               Other         Total
                                  Common In Excess Retained Comprehensive Shareholder's
                                  Stock   of Par   Earnings Income/(Loss)    Equity
                                  ------ --------- -------- ------------- -------------
Balance, December 31, 2000.......  $2.5   $249.7    $128.3      $(1.0)       $379.5
Capital Contribution.............           50.0                               50.0
Comprehensive income:
   Net income....................                     12.3                     12.3
   Other comprehensive income(1).                                 8.9           8.9
                                                                             ------
Comprehensive income.............                                              21.2
                                   ----   ------    ------      -----        ------
Balance, September 30, 2001......  $2.5   $299.7    $140.6      $ 7.9        $450.7
                                   ====   ======    ======      =====        ======

----------
(1)Represents unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes.



  See accompanying notes to unaudited interim condensed financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

             UNAUDITED INTERIM CONDENSED STATEMENTS OF CASH FLOWS
             Nine-month Periods Ended September 30, 2001 and 2000

                                                                                               2001      2000
                                                                                              -------  ---------
                                                                                                ($ in millions)
Net cash (used in) operating activities...................................................... $ (49.9) $   (71.6)
Cash flows from investing activities:
Sales, maturities or repayments of:
   Fixed maturities..........................................................................   255.5      151.7
   Mortgage loans on real estate.............................................................    41.2       60.6
   Equity securities.........................................................................     0.1        0.0
Acquisitions of investments:
   Fixed maturities..........................................................................  (241.8)    (100.7)
   Equity securities.........................................................................    (3.4)      (0.3)
   Mortgage loans on real estate.............................................................   (57.2)     (10.6)
   Real estate...............................................................................    (0.2)      (0.7)
   Other invested assets.....................................................................    (2.8)      (0.9)
   Policy loans, net.........................................................................    (0.7)      (9.0)
                                                                                              -------  ---------
Net cash provided by/(used in) investing activities.......................................... $  (9.3) $    90.1
                                                                                              -------  ---------
Cash flows from financing activities:
Repayment of note to affiliate...............................................................    (1.7)      (1.6)
Receipts from annuity and universal life policies credited to policyholders' account balances   624.5    1,257.2
Return of policyholders' account balances on annuity and universal life policies.............  (547.4)  (1,231.4)
                                                                                              -------  ---------
Net cash provided by financing activities....................................................    75.4       24.2
                                                                                              -------  ---------
Net increase in cash and cash equivalents....................................................    16.2       42.7
Cash and cash equivalents, beginning of year.................................................   104.8       28.9
                                                                                              -------  ---------
Cash and cash equivalents, end of period..................................................... $ 121.0  $    71.6
                                                                                              =======  =========


  See accompanying notes to unaudited interim condensed financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

           NOTES TO UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

1. Organization and Description of Business

   MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company of New York ("MONY Life"), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company (the "Demutualization"). MONY Life is a wholly owned subsidiary of The MONY Group, Inc. (the "MONY Group").

   The Company's primary business is to provide asset accumulation and life insurance products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY Life's career agency sales force. These products are sold in 49 states (not including New York), the District of Columbia, and Puerto Rico.

2. Basis of Presentation

   The accompanying unaudited interim condensed financial statements are prepared in conformity with generally accepted accounting principles in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. These statements should be read in conjunction with the financial statements of the Company for the year ended December 31, 2000 which are presented in the Company's 2000 Annual Report on Form 10-K. The results of operations for the three-month and nine-month period ending September 30, 2001 are not necessarily indicative of the results to be expected for the full year. Certain reclassifications have been made in the amounts presented for the comparative prior periods to conform those periods to the current presentation.

3. Federal Income Taxes

   Federal income taxes for interim periods have been computed using an estimated annual effective tax rate.

4. Commitments and Contingencies

   Since late 1995 a number of purported class actions have been commenced in various state and federal courts against the Company (and The Mutual Life Insurance Company of New York) alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action (except for one being voluntarily held in abeyance). The Company has denied any wrongdoing and has asserted numerous affirmative defenses.

   On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest

                    MONY LIFE INSURANCE COMPANY OF AMERICA
in a whole or universal life insurance policy issued and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, we filed a motion to dismiss, or alternatively, for summary judgement on all counts of the complaint. All of the other punitive class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

   On October 21, 1997, the New York State Supreme Court granted our motion for summary judgment and dismissed all claims filed in the Goshen case. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business
Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. The Company intends to defend itself vigorously against the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on the Company.

   In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

   Insurance companies are subject to assessments up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the financial position and the results of operations of the Company.

   At September 30, 2001, the Company had commitments to issue $1.4 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 6.25% to 7.50%. The Company had commercial mortgage commitments of $1.1 million with interest rates ranging from 6.23% to 7.68%. The Company had a commitment outstanding to purchase a $10.0 million private fixed maturity security as of September 30, 2001 with an interest rate of 4.53%. The Company had commitments to contribute capital to its equity partnership investments of $1.0 million.

5. Note Payable to Affiliate

   On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of September 30, 2001 is $45.2 million.

6. Intercompany Reinsurance Agreements

   The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby the Company agrees to reinsure 90% of all level term life insurance policies written by USFL after January 1, 1999. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. The Company amended that agreement effective January 1, 2000 to add all other term life policies and all universal life policies written by USFL on or after January 1, 2000. Effective April 01, 2001, the Company amended that agreement to add a new series of term life insurance policies issued by USFL. At September 30, 2001 the Company recorded a payable of $5.9 million to USFL in connection with this agreement which is included in Accounts Payable and Other Liabilities in the balance sheet.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   Effective September 1, 1999, the Company recaptured its reinsurance agreements with MONY Life for all in-force and new business. The Company simultaneously entered into new reinsurance agreements with third party reinsurers, which reinsured the same block of business as that previously reinsured by MONY Life. Under the new reinsurance agreements, the Company increased its retention limits on new business for any one person for individual products from $0.5 million to $4.0 million and on last survivor products from $0.5 million to $6.0 million.

7. New Accounting Pronouncements

   In the first quarter of 2001, the Company adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). In June 1998, FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133 did not have a material affect on the Company's financial position or results of operations.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125." SFAS 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements did not have a significant impact on the Company's financial position or earnings.

   In July 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase accounting method and abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. The provisions of this Statement apply to all business combinations initiated after September 30, 2001. This statement has no effect on the financial position or results of operations of the Company.

   In June 2001, the FASB issued SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This statement addresses (i) how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition and (ii) how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. Under SFAS 142, Company's will no longer amortize goodwill on a straight-line basis over a predetermined period of time. SFAS 142 requires companies to evaluate recoverability of goodwill at least annually, and more frequently if events and circumstances indicate that goodwill may not be recoverable. FAS 142 requires amortization of identified intangibles with finite useful lives over their expected useful lives. This Statement is effective for fiscal years beginning after December 15, 2001. The adoption of SFAS 142 should not have any significant impact on the financial position and results of operations.

8. Summary of Cash Flows -- Non-Cash Transactions

   On May 31, 2001, the Company received a capital contribution of $50 million in the form of fixed maturity securities from MONY Life.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of MONY Life Insurance Company of America

   In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2001

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                                 BALANCE SHEET
                          December 31, 2000 and 1999

                                                                                               2000      1999
                                                                                             --------  --------
                                                                                               ($ in millions)
                                           ASSETS
Investments:
 Fixed maturity securities available-for-sale, at fair value................................ $1,014.7  $1,048.8
 Mortgage loans on real estate (Note 8).....................................................    116.1     165.0
 Policy loans...............................................................................     69.4      58.8
 Real estate (Note 8).......................................................................      5.4       6.9
 Other invested assets......................................................................      3.4       2.3
                                                                                             --------  --------
                                                                                              1,209.0   1,281.8
Cash and cash equivalents...................................................................    104.8      28.9
Accrued investment income...................................................................     19.2      20.4
Amounts due from reinsurers.................................................................     30.7      18.6
Deferred policy acquisition costs...........................................................    483.5     406.4
Current Federal Income Taxes................................................................     14.9       2.3
Other assets................................................................................      4.4      24.9
Separate account assets.....................................................................  4,064.4   4,387.2
                                                                                             --------  --------
       Total assets......................................................................... $5,930.9  $6,170.5
                                                                                             ========  ========
                            LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits...................................................................... $  134.8  $  123.4
Policyholders' account balances.............................................................  1,154.9   1,154.1
Other policyholders' liabilities............................................................     68.9      54.0
Accounts payable and other liabilities......................................................     33.2      79.5
Note payable to affiliate...................................................................     46.9      49.0
Deferred federal income taxes (Note 5)......................................................     48.3      19.4
Separate account liabilities................................................................  4,064.4   4,387.2
                                                                                             --------  --------
       Total liabilities....................................................................  5,551.4   5,866.6
Commitments and contingencies (Notes 12)
 Common stock $1.00 par value; 5,000,000 shares authorized, 2,500,000 issued and outstanding      2.5       2.5
Capital in excess of par....................................................................    249.7     199.7
Retained earnings...........................................................................    128.3     109.0
Accumulated other comprehensive income/(loss)...............................................     (1.0)     (7.3)
                                                                                             --------  --------
       Total shareholder's equity...........................................................    379.5     303.9
                                                                                             --------  --------
       Total liabilities and shareholder's equity........................................... $5,930.9  $6,170.5
                                                                                             ========  ========

                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 Years Ended December 31, 2000, 1999, and 1998

                                                        2000    1999    1998
                                                       ------  ------  ------
                                                          ($ in millions)
Revenues:
Universal life and investment-type product policy fees $158.2  $143.1  $122.0
Premiums..............................................   37.3     9.2     1.7
Net investment income (Note 6)........................   92.7    94.7    94.6
Net realized gains (losses) on investments (Note 6)...   (5.1)   (0.3)    7.1
Other income..........................................   12.1     7.6     7.6
                                                       ------  ------  ------
                                                        295.2   254.3   233.0
                                                       ------  ------  ------
Benefits and Expenses:
Benefits to policyholders.............................   68.1    43.6    34.9
Interest credited to policyholders' account balances..   62.4    63.5    65.1
Amortization of deferred policy acquisition costs.....   48.8    43.5    35.5
Other operating costs and expenses....................   88.6    73.8    75.6
                                                       ------  ------  ------
                                                        267.9   224.4   211.1
                                                       ------  ------  ------
Income before income taxes............................   27.3    29.9    21.9
Income tax expense....................................    8.0    10.5     7.7
                                                       ------  ------  ------
Net income............................................   19.3    19.4    14.2
Other comprehensive income/(loss), net (Note 6).......    6.3   (15.3)    1.1
                                                       ------  ------  ------
Comprehensive income.................................. $ 25.6  $  4.1  $ 15.3
                                                       ======  ======  ======


                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                 Years Ended December 31, 2000, 1999 and 1998

                                                                                          Accumulated
                                                                       Capital               Other         Total
                                                               Common In Excess Retained Comprehensive Shareholder's
                                                               Stock   of Par   Earnings Income/(Loss)    Equity
                                                               ------ --------- -------- ------------- -------------
Balance, December 31, 1997....................................   2.5    177.2      75.4        6.9         262.0
Capital contribution..........................................           12.5                               12.5
Comprehensive income:
 Net income...................................................                     14.2                     14.2
 Other comprehensive income:
   Unrealized gains on investments, net of unrealized losses,
     reclassification adjustments, and taxes (Note 6).........                                 1.1           1.1
                                                                ----   ------    ------     ------        ------
Comprehensive income..........................................                                              15.3
                                                                ----   ------    ------     ------        ------
Balance, December 31, 1998....................................   2.5    189.7      89.6        8.0         289.8
Capital contribution..........................................           10.0                               10.0
Comprehensive income:
 Net income...................................................                     19.4                     19.4
 Other comprehensive income:
   Unrealized losses on investments, net of unrealized gains,
     reclassification adjustments, and taxes (Note 6).........                               (15.3)        (15.3)
                                                                ----   ------    ------     ------        ------
Comprehensive income/(loss)...................................                                               4.1
                                                                ----   ------    ------     ------        ------
Balance, December 31, 1999....................................  $2.5   $199.7    $109.0     $ (7.3)       $303.9
Capital contribution..........................................           50.0                               50.0
Comprehensive income:
 Net income...................................................                     19.3                     19.3
Other comprehensive income:
   Unrealized gains on investments, net of unrealized losses,
     reclassification adjustments, and taxes (Note 6).........                                 6.3           6.3
                                                                ----   ------    ------     ------        ------
Comprehensive income..........................................                                              25.6
                                                                ----   ------    ------     ------        ------
Balance, December 31, 2000....................................  $2.5   $249.7    $128.3     $ (1.0)       $379.5
                                                                ====   ======    ======     ======        ======


                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                           STATEMENTS OF CASH FLOWS
                 Years Ended December 31, 2000, 1999 and 1998

                                                                                 2000     1999     1998
                                                                                -------  -------  -------
                                                                                     ($ in millions)
Cash flows from operating activities (see Note 2):
Net income..................................................................... $  19.3  $  19.4  $  14.2
Adjustments to reconcile net income to net cash (used in) operating activities:
 Interest credited to policyholders' account balances..........................    57.5     65.5     64.1
 Universal life and investment-type product policy fee income..................   (87.0)  (102.9)  (107.0)
 Capitalization of deferred policy acquisition costs...........................  (130.3)   (96.8)   (74.9)
 Amortization of deferred policy acquisition costs.............................    48.8     43.5     35.5
 Provision for depreciation and amortization...................................    (0.4)     0.2      1.0
 Provision for deferred federal income taxes...................................    25.6     13.9     (1.1)
 Net realized gains on investments.............................................     5.1      0.3     (7.1)
 Change in other assets and accounts payable and other liabilities.............   (46.5)     6.3     45.3
 Change in future policy benefits..............................................    11.4      4.4      5.9
 Change in other policyholders' liabilities....................................    14.9     (2.8)    15.7
 Change in current federal income taxes payable................................   (12.6)   (15.6)    (4.6)
                                                                                -------  -------  -------
Net cash (used in) operating activities........................................   (94.2)   (64.6)   (13.0)
                                                                                -------  -------  -------
Cash flows from investing activities:
Sales, maturities or repayments of:
 Fixed maturities..............................................................   223.2    289.6    171.4
 Equity securities.............................................................     0.0      0.0      0.8
 Mortgage loans on real estate.................................................    68.2     24.5     37.6
 Real estate...................................................................     2.3      1.2     17.0
 Other invested assets.........................................................     0.0      3.9      0.6
Acquisitions of investments:
 Fixed maturities..............................................................  (170.0)  (352.3)  (109.2)
 Equity securities.............................................................    (0.3)    (0.2)    (0.1)
 Mortgage loans on real estate.................................................   (19.3)   (69.7)   (24.3)
 Real estate...................................................................    (0.9)    (0.7)    (0.6)
 Other invested assets.........................................................    (0.8)    (0.5)    (0.3)
 Policy loans, net.............................................................   (10.6)    (6.6)    (6.2)
 Other, net....................................................................      --      0.5     (0.5)
                                                                                -------  -------  -------
Net cash (used in)/provided by investing activities............................ $  91.8  $(110.3) $  86.2
                                                                                -------  -------  -------

                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                           STATEMENTS OF CASH FLOWS
                 Years Ended December 31, 2000, 1999 and 1998

                            2000       1999      1998
                          ---------  ---------  -------
                                 ($ in millions)
Cash flows from
  financing activities:
  Note payable to
   affiliate............. $     0.0  $    50.5  $   0.0
  Repayments of note to
   affiliate.............      (2.1)      (1.5)     0.0
  Receipts from annuity
   and universal life
   policies credited to
   policyholders'
   account balances......   1,538.6    1,395.4    811.8
  Return of
   policyholders'
   account balances on
   annuity policies and
   universal life
   policies..............  (1,508.2)  (1,384.0)  (797.6)
  Capital contribution...      50.0       10.0      0.0
                          ---------  ---------  -------
Net cash provided
  by/(used in) financing
  activities.............      78.3       70.4     14.2
                          ---------  ---------  -------
Net increase/(decrease)
  in cash and cash
  equivalents............      75.9     (104.5)    87.4
Cash and cash
  equivalents, beginning
  of year................      28.9      133.4     46.0
                          ---------  ---------  -------
Cash and cash
  equivalents, end of
  year................... $   104.8  $    28.9  $ 133.4
                          =========  =========  =======
Supplemental disclosure
  of cash flow
  information:
Cash paid during the
  period for:
Income taxes............. $    (5.0) $    12.1  $  13.4
Interest................. $     3.3  $     2.5  $    --



                See accompanying notes to financial statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS


1. Organization and Description of Business:

   MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company of New York ("MONY Life"), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company (the "Demutualization"). MONY Life is a wholly-owned subsidiary of The MONY Group, Inc. (the "MONY Group").

   The Company's primary business is to provide asset accumulation and life insurance products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY Life's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.

2. Summary of Significant Accounting Policies:

  Basis of Presentation

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment.

  Valuation of Investments and Realized Gains and Losses

   All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. Unrealized gains and losses on fixed maturity securities are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

   Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

   Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the

                    MONY LIFE INSURANCE COMPANY OF AMERICA
carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

   Policy loans are carried at their unpaid principal balances.

   Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

   Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Deferred Policy Acquisition Costs ("DAC")

   The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

   For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in discount rate. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

   For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized.

   DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.9%, 6.1% and 5.9% for the years ended December 31, 2000, 1999 and 1998,

                    MONY LIFE INSURANCE COMPANY OF AMERICA
respectively. The weighted average interest crediting rate for investment-type products was approximately 5.2%, 5.4% and 5.5% for each of the years ended December 31, 2000, 1999 and 1998, respectively.

   GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

  Federal Income Taxes

   The Company files a consolidated federal income tax return with its parent, MONY Life, along with MONY Life's other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

   The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

  Reinsurance

   The Company has reinsured certain of its life insurance and annuity business with life contingencies with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

   In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

   The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate

                    MONY LIFE INSURANCE COMPANY OF AMERICA
accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Statements of Cash Flows -- Non-cash Transactions

   For the years ended December 31, 2000, 1999 and 1998, respectively, real estate of $0.0 million, $0.0 million and $0.5 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned real estate acquired in satisfaction of debt of $5.4 million and $6.9 million, respectively.

  New Accounting Pronouncements

   In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

3. Related Party Transactions:

   MONY Life has a guarantee outstanding to one state that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to that states.

   At December 31, 2000 and 1999, approximately 13% and 11% of the Company's investments in mortgages were held through joint participation with MONY Life, respectively. In addition, 100% of the Company's real estate and joint venture investments were held through joint participation with MONY Life at December 31, 2000 and 1999.

   The Company and MONY Life are parties to an agreement whereby MONY Life agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75% of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company received payments from MONY Life of $0.0 million, 0.0 million and $0.1 million for the years ending December 31, 2000, 1999 and 1998.

   The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 2000, 1999 and 1998, the Company incurred expenses of $55.9 million, 51.0 million and $59.8 million as a result of such allocations. At December 31, 2000 and 1999 the Company had a payable to MONY Life in connection with this service agreement of $10.7 million and 10.3 million, respectively, which is reflected in Accounts Payable and Other Liabilities.

   The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The amount of expenses incurred by the Company related to this agreement was $0.8 million, 0.8 million and $0.9 million for 2000, 1999 and 1998, respectively. In addition, the Company recorded an intercompany payable of $74,062 and $66,816 at December 31, 2000 and 1999, respectively, related to this agreement which is included in Accounts Payable and Other Liabilities in the balance sheet.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $3.6 million, 4.0 million and $2.0 million for 2000, 1999 and 1998, respectively. In addition, the Company recorded an intercompany (receivable)/payable of $0.5 million and 0.2 million at December 31, 2000 and 1999, respectively, related to these agreements.

   The Company has purchased bonds issued by the New York City Industrial Development Agency for the benefit of MONY Life for its consolidation of site locations to New York City in 1997, and subsequent spending on tenant improvements, and furniture, fixtures, and equipment related to the New York City site. Debt service under the bonds is funded by lease payments by MONY Life to the bond trustee for the benefit of the bondholder (the Company). The bonds are held by the Company and are listed as affiliated bonds. The carrying value of these bonds is $1.5 million and $10.9 as of December 31, 2000, and December 31, 1999, respectively. The bond outstanding as of December 31, 2000 matures on December 31, 2013, and has an interest rate of 7.16%. The Company earned $0.1 million, $1.2 million, and $1.1 million of interest on these bonds for the years ended December 31, 2000, 1999, and 1998 respectively.

   The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby the Company agrees to reinsure 90% of all level term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90% of all term life and universal life insurance policies written by USFL, after January 1, 2000. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. At December 31, 2000 and 1999, the Company recorded a payable of $6.2 million and $7.8 million, respectively to USFL in connection with this agreement which is included in Accounts Payable and Other Liabilities in the balance sheet.

   The Company recorded capital contributions from MONY Life of $50.0 million, $10.0 million, and $12.5 million for the years ended December 31, 2000, 1999, and 1998, respectively.

   On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.75% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of December 31, 2000 is $46.9 million.

4. Deferred Policy Acquisition Costs:

   Policy acquisition costs deferred and amortized in 2000, 1999 and 1998 are as follows:

                                    2000    1999    1998
                                   ------  ------  ------
                                       ($ in millions)
Balance, beginning of year........ $406.4  $318.6  $281.6
Cost deferred during the year.....  139.8    96.8    75.0
Amortized to expense during the
  year............................  (48.8)  (43.5)  (35.5)
Effect on DAC from unrealized
  gains (losses)(see Note 2)......  (13.9)   34.5    (2.5)
                                   ------  ------  ------
Balance, end of year.............. $483.5  $406.4  $318.6
                                   ======  ======  ======

                    MONY LIFE INSURANCE COMPANY OF AMERICA

5. Federal Income Taxes:

   The Company files a consolidated federal income tax return with MONY Life and MONY Life's other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                    2000   1999   1998
                                   ------  -----  -----
                                      ($ in millions)
Federal income tax expense
  (benefit):
   Current........................ $(17.6) $(3.4) $ 8.8
   Deferred.......................   25.6   13.9   (1.1)
                                   ------  -----  -----
       Total...................... $  8.0  $10.5  $ 7.7
                                   ======  =====  =====

   Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                   2000   1999   1998
                                   -----  -----  -----
                                     ($ in millions)
Tax at statutory rate............. $ 9.6  $10.5  $ 7.7
Dividends received deduction......  (1.7)  (1.1)  (1.1)
Other.............................   0.1    1.1    1.1
                                   -----  -----  -----
Provision for income taxes........ $ 8.0  $10.5  $ 7.7
                                   =====  =====  =====

   The Company's federal income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes, which may become due with respect to open years.

   The components of deferred tax liabilities and assets at December 31, 2000 and 1999 are as follows:

                                       2000    1999
                                      ------  ------
                                      ($ in millions)
Deferred policy acquisition costs.... $138.8  $117.0
Fixed maturities.....................    0.0     0.0
Other, net...........................   (2.2)    7.8
                                      ------  ------
       Total deferred tax
         liabilities................. $136.6  $124.8
                                      ------  ------
Policyholder and separate account
  liabilities........................   86.8    96.5
Real estate and mortgages............    0.9     0.7
Fixed maturities.....................    0.6     8.2
                                      ------  ------
       Total deferred tax assets.....   88.3   105.4
                                      ------  ------
       Net deferred tax
         asset/(liability)........... $(48.3) $(19.4)
                                      ======  ======

   The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

6. Investment Income, Realized and Unrealized Investment Gains (Losses), and Other Comprehensive Income:

   Net investment income for the years ended December 31, 2000, 1999 and 1998 was derived from the following sources:

                                   2000  1999  1998
                                   ----- ----- -----
                                    ($ in millions)
Net Investment Income
Fixed maturities.................. $75.0 $77.0 $77.2
Mortgage loans....................  11.2  11.6  11.0
Real estate.......................   0.4   0.5   0.5
Policy loans......................   4.5   3.8   3.6
Other investments (including cash
  & cash equivalents).............   5.9   6.6   5.3
                                   ----- ----- -----
Total investment income...........  97.0  99.5  97.6
Investment expenses...............   4.3   4.8   3.0
                                   ----- ----- -----
Net investment income............. $92.7 $94.7 $94.6
                                   ===== ===== =====

   Net realized gains (losses) on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows:

                                   2000   1999   1998
                                   -----  -----  ----
                                    ($ in millions)
Net Realized Gains (Losses) on
  Investments
Fixed maturities.................. $(5.3) $(0.2) $2.6
Mortgage loans....................   0.1   (0.3)  1.4
Real estate.......................   0.1   (0.5)  2.5
Other invested assets.............   0.0    0.7   0.6
                                   -----  -----  ----
Net realized gains/(losses) on
  investments..................... $(5.1) $(0.3) $7.1
                                   =====  =====  ====

   The net change in unrealized investment gains (losses) represents the only component of other comprehensive income for the years ended December 31, 2000, 1999 and 1998. Following is a summary of the change in unrealized investment gains (losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 2), which are reflected in Accumulated Other Comprehensive Income for the periods presented:

                                    2000    1999   1998
                                   ------  ------  -----
                                      ($ in millions)
Change in unrealized gains
  (losses) on investments, net
Fixed maturities.................. $ 23.4  $(58.0) $ 4.8
Other.............................    0.0     0.0   (0.6)
                                   ------  ------  -----
Subtotal..........................   23.4   (58.0)   4.2
Effect on unrealized gains
  (losses) on investments
  attributable to:
  DAC.............................  (13.9)   34.5   (2.5)
  Deferred federal income taxes...   (3.2)    8.2   (0.6)
                                   ------  ------  -----
Change in unrealized gains
  (losses) on investments, net.... $  6.3  $(15.3) $ 1.1
                                   ======  ======  =====

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999 and 1998 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                             2000  1999   1998
                                             ---- ------  -----
                                               ($ in millions)
Reclassification Adjustments
Unrealized gains (losses) on investments
  arising during period..................... $4.8 $(15.4) $ 1.9
Reclassification adjustment for gains
  included in net income....................  1.5    0.1   (0.8)
                                             ---- ------  -----
Unrealized gains (losses) on investments,
  net of reclassification adjustments....... $6.3 $(15.3) $ 1.1
                                             ==== ======  =====

   Unrealized gains (losses) on investments arising during the period reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $4.1 million, (8.2) million and $0.1 million, respectively, and $(17.0) million, 34.3 million and $(0.5) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

   Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(0.8) million, 0.0 million and $0.5 million, respectively, and $3.2 million, $0.2 million and $(2.0) million, respectively, relating to the effect of such amounts on DAC.

7. Investments:

  Fixed Maturity Securities Available-for-Sale:

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000 and December 31, 1999 are as follows:

                                                                            Gross       Gross
                                                            Amortized     Unrealized Unrealized      Estimated
                                                              Cost          Gains      Losses       Fair Value
                                                        ----------------- ---------- ----------- -----------------
                                                          2000     1999   2000  1999 2000  1999    2000     1999
                                                        -------- -------- ----- ---- ----- ----- -------- --------
                                                                             ($ in millions)
US Treasury securities and obligations of US Government
 agencies.............................................. $   32.0 $   26.6 $ 1.4 $0.0 $ 0.1 $ 1.1 $   33.3 $   25.5
Collateralized mortgage obligations:
  Government agency-backed.............................     58.8     82.4   0.6  0.3   0.1   0.4     59.3     82.3
  Non-agency backed....................................     33.1     34.4   0.8  0.6   0.0   0.3     33.9     34.7
Other asset-backed securities:
  Government agency-backed.............................      0.0      0.1   0.0  0.0   0.0   0.0      0.0      0.1
  Non-agency backed....................................     93.5    104.6   1.2  0.2   0.4   4.4     94.3    100.4
Utilities..............................................     74.8    113.2   0.9  0.2   0.9   3.4     74.8    110.0
Corporate bonds........................................    725.6    704.2  10.0  2.7  18.0  22.0    717.6    684.9
Affiliates.............................................      1.5     11.3   0.0  0.0   0.0   0.4      1.5     10.9
                                                        -------- -------- ----- ---- ----- ----- -------- --------
       Total........................................... $1,019.3 $1,076.8 $14.9 $4.0 $19.5 $32.0 $1,014.7 $1,048.8
                                                        ======== ======== ===== ==== ===== ===== ======== ========

   The carrying value of the Company's fixed maturity securities at December 31, 2000 and 1999 is net of adjustments for impairments in value deemed to be other than temporary of $3.1 million and 0.5 million, respectively.

   At December 31, 2000 and 1999, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition or
(iv) are deemed to have other than temporary impairments to value, as "problem fixed maturity securities." At December 31, 2000 and 1999, the carrying value of problem fixed maturities held by the Company was $12.5 million and $4.8 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities of companies that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2000 and 1999, the carrying value of potential problem fixed maturities held by the Company was $6.2 million and $6.4 million, respective. In addition, at December 31, 2000 and 1999, the Company held no fixed maturity securities which have been restructured.

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 2000 are as follows:

                                           2000
                                   --------------------
                                   Amortized Estimated
                                     Cost    Fair Value
                                   --------- ----------
                                     ($ in millions)
Due in one year or less........... $   46.6   $   46.8
Due after one year through five
  years...........................    263.4      263.2
Due after five years through ten
  years...........................    414.0      406.1
Due after ten years...............     79.2       79.0
                                   --------   --------
       Subtotal...................    803.2      795.1
Mortgage-backed and other
  asset-backed securities.........    216.1      219.6
                                   --------   --------
       Total...................... $1,019.3   $1,014.7
                                   ========   ========

   Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Proceeds from sales of fixed maturity securities during 2000, 1999 and 1998 were $40.9 million, 80.1 million and $45.1 million, respectively. Gross gains of $0.5 million, 0.2 million and $0.7 million and gross losses of $2.1 million,
2.0 million and $0.1 million were realized on these sales, respectively.

8. Mortgage Loans On Real Estate and Real Estate:

   Mortgage loans on real estate at December 31, 2000 and 1999 consist of the following:

                                    2000    1999
                                   ------  ------
                                   ($ in millions)
Commercial mortgage loans......... $ 49.7  $ 53.9
Agricultural and other loans......   67.8   113.4
                                   ------  ------
Total loans.......................  117.5   167.3
Less: valuation allowances........   (1.4)   (2.3)
                                   ------  ------
Mortgage loans, net of valuation
  allowances...................... $116.1  $165.0
                                   ======  ======

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   An analysis of the valuation allowances for 2000, 1999 and 1998 is as follows:

                                   2000   1999 1998
                                   -----  ---- -----
                                    ($ in millions)
Balance, beginning of year........ $ 2.3  $1.9 $ 2.5
Increase (decrease) in allowance..  (0.3)  0.4  (0.4)
Reduction due to pay downs, pay
  offs, and sales.................  (0.6)  0.0   0.0
Transfers to real estate..........   0.0   0.0  (0.2)
                                   -----  ---- -----
Balance, end of year.............. $ 1.4  $2.3 $ 1.9
                                   =====  ==== =====

   Impaired mortgage loans along with related valuation allowances were as follows:

                                         2000     1999
                                        -----    -----
                                        ($ in millions)
Investment in impaired mortgage
  loans (before valuation
  allowances):
Loans that have valuation
  allowances........................... $ 9.3    $ 9.6
Loans that do not have valuation
  allowances...........................   4.0      4.3
                                        -----    -----
       Subtotal........................  13.3     13.9
Valuation allowances...................  (0.2)    (0.5)
                                        -----    -----
       Impaired mortgage loans,
         net of valuation
         allowances.................... $13.1    $13.4
                                        =====    =====

   Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

   During 2000 and 1999, the average recorded investment in impaired mortgage loans was approximately $13.2 million and $14.1 million, respectively. During 2000, 1999 and 1998, the Company recognized $0.7 million, $1.0 million and $1.1 million, respectively, of interest income on impaired loans.

   At December 31, 2000 and 1999, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

   At December 31, 2000 and 1999, the Company had restructured mortgage loans of $9.1 million and $11.9 million, respectively. Interest income of $0.7 million, 1.0 million and $1.0 million was recognized on restructured mortgage loans in 2000, 1999 and 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.9 million in 2000, and $1.2 million for both 1999 and 1998.

   The carrying value of real estate is $5.4 million and $6.9 million as of December 31, 2000 and 1999, respectively. Real estate is categorized are either real estate to be disposed of or real estate held for investment.

   The carrying value of real estate to be disposed of as of December 31, 2000 was $2.3 million, net of $0.0 million relating to impairments taken upon foreclosure of mortgage loans and $1.2 million of accumulated depreciation.

   The carrying value of real estate to be disposed of as of December 31, 1999 was $1.6 million, net of $0.5 million relating to impairments taken upon foreclosure of mortgage loans and $0.2 million of accumulated depreciation.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

   The carrying value of real estate held for investment as of December 31, 2000 was $3.1 million, net of $0.7 million relating to impairments taken upon foreclosure of mortgage loans and $1.0 million of accumulated depreciation. The carrying value of real estate held for investment as of December 31, 1999 was $5.3 million, net of $0.7 million relating to impairments taken upon foreclosure of mortgage loans and $1.9 million of accumulated depreciation.

   At December 31, 2000 and 1999, there was no real estate which was non-income producing for the twelve months preceding such dates.

   The carrying value of impaired real estate as of December 31, 2000 and 1999 was $3.1 million and $4.4 million, respectively. The depreciated cost of such real estate as of December 31, 2000 and 1999 was $5.1 million and $5.8 million before impairment writedowns of $1.0 million and $1.4 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. There were no losses recorded during 2000, 1999 and 1998 related to impaired real estate.

9. Estimated Fair Value of Financial Instruments:

   The estimated fair values of the Company's financial instruments approximate their carrying amounts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities

   The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage Loans

   The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

   Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

   The fair value of long-term debt at December 31, 2000 was $47.9 million and is determined based on contractual cash flows discounted at markets rates.

  Separate Account Assets and Liabilities

   The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

  Investment-Type Contracts

   The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

10. Reinsurance:

   Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product, which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

   The following table summarizes the effect of reinsurance for the years indicated:

                                                       2000   1999   1998
                                                       -----  -----  -----
                                                         ($ in millions)
Direct premiums....................................... $13.2  $ 7.1  $ 2.5
Reinsurance assumed(1)................................  29.8    4.0    0.0
Reinsurance ceded.....................................  (5.7)  (1.9)  (0.8)
                                                       -----  -----  -----
  Net premiums........................................ $37.3  $ 9.2  $ 1.7
                                                       =====  =====  =====
Universal life and investment type product policy fee
  income ceded........................................ $20.6  $19.7  $17.4
                                                       =====  =====  =====
Policyholders' benefits ceded......................... $20.7  $18.4  $22.7
                                                       =====  =====  =====
Policyholders' benefits assumed....................... $ 5.5  $ 0.5  $ 0.0
                                                       =====  =====  =====

----------
(1) Increasein 2000 is primarily related to business assumed from affiliate.
            See note 3.

   The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

   Effective September 1, 1999, the Company recaptured its reinsurance agreements with MONY Life for all in force and new business. The Company simultaneously entered into new reinsurance agreements with third party reinsurers which reinsured the same block of business as that previously reinsured by MONY Life. Under the new reinsurance agreements, the Company increased its retention limits on new business for any one person for individual products from $0.5 million to $4.0 million and on last survivor products from $0.5 million to $6.0 million.

11. Off-Balance Sheet Risk and Concentration of Credit Risk:

  Financial Instruments with Off-Balance Sheet Risk:

   Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2000 and 1999, securities loaned by the Company under this agreement had a carrying value of approximately $48.6 million and $18.0 million, respectively. The minimum collateral on securities loaned is 102% of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

  Concentration of Credit Risk:

   At December 31, 2000 and 1999, the Company had no single investment or series of investments with a single issuer, (excluding US Treasury securities and obligations of US government agencies) exceeding 2.2% and 1.7% of total cash and invested assets, respectively.

   The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2000 are Consumer Goods and Services of $199.4 million (19.7%), Non-Government Asset/Mortgage-Backed of $160.3 million (15.8%), and Energy of $124.0 million (12.2%).

   At December 31, 1999, the industries that comprise 10% or more of the carrying value are Consumer Goods and Services of $173.0 million (16.5%), Energy of $137.9 million (13.2%), Non-Government Asset/Mortgage-Backed of $135.1 million (12.9%), Public Utilities of $110.0 million (10.5%) and Government and Agencies of $107.9 million (10.3%).

   The Company holds below investment grade fixed maturity securities with a carrying value of $113.3 million at December 31, 2000. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1999, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $55.0 million.

   The Company has investments in commercial and agricultural mortgage loans and real estate. The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2000 and 1999 are as
follows ($   in millions):

                                       2000          1999
                                   ------------  ------------
Geographic Region
West.............................. $ 35.5  29.2% $ 58.9  34.3%
Southeast.........................   40.9  33.7    45.4  26.4
Mountain..........................   23.9  19.6    28.4  16.5
Southwest.........................    4.8   3.9    14.3   8.3
Midwest...........................    8.7   7.2    14.2   8.3
Northeast.........................    7.8   6.4    10.7   6.2
                                   ------ -----  ------ -----
   Total.......................... $121.6 100.0% $171.9 100.0%
                                   ====== =====  ====== =====

   The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2000 are: District of Columbia, $27.9 million (23.0%); California, $17.1 million (14.1%); Washington, $10.7 million (8.8%);
Idaho, $9.6 million (7.9%); New York, $7.8 million (6.4%); Oregon, $7.7 million (6.3%); Arizona, $6.5 million (5.3%); and Missouri, $6.3 million (5.2%).

   As of December 31, 2000 and 1999, the real estate and mortgage loan
portfolio by property type were as follows ($   in millions):

                                       2000          1999
                                   ------------  ------------
Property Type
Agricultural...................... $ 67.1  55.3% $112.2  65.3%
Office buildings..................   42.0  34.5    46.9  27.3
Hotel.............................    5.4   4.4     5.3   3.1
Industrial........................    2.4   2.0     2.3   1.3
Retail............................    1.7   1.4     2.0   1.2
Other.............................    1.6   1.3     1.8   1.0
Apartment buildings...............    1.4   1.1     1.4   0.8
                                   ------ -----  ------ -----
   Total.......................... $121.6 100.0% $171.9 100.0%
                                   ====== =====  ====== =====

                    MONY LIFE INSURANCE COMPANY OF AMERICA

12. Commitments and Contingencies:

   Since late 1995 a number of purported class actions have been commenced in various state and federal courts against the Company alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (e.g., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts and, if they were to succeed at trial, the equitable remedies they seek could result in significant expense to the Company. The Company has denied any wrongdoing and has asserted numerous affirmative defenses.

   On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company that was allegedly sold on a "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

   On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgement and dismissed all claims filed in the Goshen case against the Company. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. The Company intends vigorously to defend that litigation. There can be no assurance that the present or future litigation relating to sales practices will not have a material adverse effect on the Company.

   In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involved demands for unspecified damages) in connection with its business. In the opinion of management, any additional liabilities for resolution of contingent liabilities, income taxes and other matters beyond that recorded in the financial statements as of December 31, 2000 will not have a material adverse effect on the Company's financial position or results of operations.

   Insurance companies are subject to assessments up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the financial position and the results of operations of the Company.

   At December 31, 2000, the Company had commitments to issue $4.8 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.535% to 8.20%. There were no outstanding commitments for private fixed maturity securities or commercial mortgages as of December 31, 2000.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

13. Statutory Financial Information and Regulatory Risk-Based Capital:

   Statutory net income (loss) reported by the Company for the years ended December 31, 2000, 1999 and 1998 was $(35.9) million, $(18.2) million and $11.1 million, respectively. The combined statutory surplus of the Company as of December 31, 2000 and 1999 was $152.6 million and $140.2 million, respectively.

   In March 2000, the National Association of Insurance Commissioners ("NAIC") adopted Codification. Codification represents a new statutory accounting framework that has resulted in substantive changes to the 2001 NAIC Accounting Practices and Procedures Manual. This new framework must be applied in preparing statutory basis financial statements for all periods subsequent to December 31, 2000. In addition, the use of permitted practices is still allowed, however, any accounting differences from codified accounting principles must be disclosed and quantified in the footnotes to audited statutory financial statements and in the Annual Reports filed by insurance companies with the various state insurance departments.

   In April 2000, MONY Life's state of domicile, Arizona, adopted codification in its entirety.

   Management has determined that the effect of applying codified accounting principles will not be material to the statutory net income and surplus of MLOA.

   Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements.

   As part of their routine regulatory oversight, the Arizona State Insurance Department is currently conducting its examination of the Company for each of the three years in the period ended December 31, 1999.

                                  Appendix A

                         DEATH BENEFIT PERCENTAGE FOR
                  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                Applicable
Attained Age of Younger Insured Percentage
------------------------------- ----------
         40 and Under..........    250%
         41....................    243
         42....................    236
         43....................    229
         44....................    222
         45....................    215
         46....................    209
         47....................    203
         48....................    197
         49....................    191
         50....................    185
         51....................    178
         52....................    171
         53....................    164
         54....................    157
         55....................    150
         56....................    146
         57....................    142
         58....................    138
         59....................    134
         60....................    130
         61....................    128
         62....................    126
         63....................    124
         64....................    122
         65....................    120
         66....................    119
         67....................    118
         68....................    117
         69....................    116
         70....................    115
         71....................    113
         72....................    111
         73....................    109
         74....................    107
         75-90.................    105
         91....................    104
         92....................    103
         93....................    102
         94-100................    101

                                  Appendix B

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

                     Preferred NonSmoker            Preferred Smoker
                ----------------------------- -----------------------------


                      Specified Amount              Specified Amount
     Issue Age  ----------------------------- -----------------------------
     of Younger 100,000-- 500,000-- 1 million 100,000-- 500,000-- 1 million
      Insured    499,999   999,999  and over   499,999   999,999  and over
     ---------- --------- --------- --------- --------- --------- ---------
         18       0.050     0.050     0.040     0.060     0.050     0.040
     -----------------------------------------------------------------------
         20       0.050     0.050     0.040     0.060     0.050     0.040
         25       0.060     0.050     0.040     0.060     0.050     0.050
     -----------------------------------------------------------------------
         30       0.060     0.050     0.050     0.070     0.060     0.050
         35       0.070     0.060     0.050     0.070     0.060     0.060
     -----------------------------------------------------------------------
         40       0.060     0.070     0.060     0.060     0.070     0.060
         45       0.090     0.080     0.070     0.090     0.090     0.080
     -----------------------------------------------------------------------
         50       0.110     0.100     0.090     0.120     0.110     0.100
         55       0.140     0.130     0.110     0.140     0.130     0.120
     -----------------------------------------------------------------------
         60       0.170     0.160     0.140     0.180     0.170     0.150
         65       0.220     0.210     0.180     0.230     0.220     0.190
     -----------------------------------------------------------------------
         70       0.270     0.270     0.240     0.270     0.270     0.250
         75       0.310     0.300     0.280     0.310     0.300     0.280
     -----------------------------------------------------------------------
         80       0.360     0.350     0.340     0.360     0.350     0.340
         85       0.360     0.350     0.340     0.360     0.350     0.340

                     Standard NonSmoker              Standard Smoker
                ----------------------------- -----------------------------


                      Specified Amount              Specified Amount
     Issue Age  ----------------------------- -----------------------------
     of Younger 100,000-- 500,000-- 1 million 100,000-- 500,000-- 1 million
      Insured    499,999   999,999  and over   499,999   999,999  and over
     ---------- --------- --------- --------- --------- --------- ---------
         18       0.060     0.050     0.040     0.060     0.050     0.040
     -----------------------------------------------------------------------
         20       0.060     0.050     0.040     0.060     0.050     0.040
         25       0.060     0.060     0.050     0.060     0.050     0.050
     -----------------------------------------------------------------------
         30       0.070     0.060     0.050     0.070     0.060     0.050
         35       0.070     0.060     0.060     0.070     0.060     0.060
     -----------------------------------------------------------------------
         40       0.080     0.070     0.060     0.080     0.070     0.060
         45       0.090     0.090     0.080     0.090     0.080     0.080
     -----------------------------------------------------------------------
         50       0.120     0.110     0.100     0.120     0.110     0.100
         55       0.140     0.140     0.120     0.150     0.140     0.130
     -----------------------------------------------------------------------
         60       0.180     0.170     0.150     0.190     0.180     0.160
         65       0.230     0.220     0.190     0.250     0.240     0.210
     -----------------------------------------------------------------------
         70       0.270     0.270     0.250     0.300     0.290     0.260
         75       0.310     0.300     0.280     0.310     0.310     0.300
     -----------------------------------------------------------------------
         80       0.360     0.350     0.340     0.370     0.360     0.350
         85       0.360     0.350     0.340     0.370     0.360     0.350

             Factors for interim ages are available upon request.

                                  Appendix C

                        GUARANTEED DEATH BENEFIT RIDER
                Monthly Guarantee Premium for Guaranteed Death
              Benefit Rider with Ten Year/Age 70 Guarantee Period

                                                                    Monthly Guarantee
                                                                         Premium
                                                                    -----------------
Specified Amount = $200,000
---------------------------
Male age 45 Preferred Nonsmoker, Female age 45 Preferred Nonsmoker,
  Death Benefit Option 1...........................................      $101.64
Male age 45 Preferred Nonsmoker, Female age 45 Preferred Nonsmoker,
  Death Benefit Option 2...........................................      $101.64

                                  Appendix D

               ILLUSTRATIONS OF DEATH PROCEEDS, FUND VALUES AND
                       CASH VALUES, AND PREMIUM OUTLAYS

   The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Cash Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

   The Policies illustrated include the following:

                                                               Death
                                                              Benefit Specified See
Sex  Age  Underwriting Class   Sex   Age  Underwriting Class  Option   Amount   Page
---  ---  ------------------   ---   ---  ------------------  ------   ------   ----
Male 45  Preferred Non-smoker Female 45  Preferred Non-smoker    1    $200,000  D- 4
Male 45  Preferred Non-smoker Female 45  Preferred Non-smoker    2    $200,000  D-14

   The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

   The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Fund Value and the Cash Value in the first 14 years is the Surrender Charge.

   The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost of Insurance) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .35% annually on a guaranteed basis.


   The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.93% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. For a detailed description of actual expenses and expense reimbursements, see pages 5-7. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.



   The effect of these investment management and direct expenses on a 0% gross rate of return would result in a net rate of return of -0.93%, on 6% it would be 5.07%, and on 12% it would be 11.07%.


   The tables assume the deduction of charges including administrative and sales charges. There are tables for the Policies listed in the chart above for death benefit Options 1 or 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

   The following are descriptions of Table columns and key terms:

   Age: Younger Insured's attained age at the end of the policy year

   Premium Outlay: The annualized out-of-pocket premium payments for each policy year including scheduled and any anticipated unscheduled premium payments. Premium payments are assumed to be paid at the beginning of each premium paying period. Amounts of surrenders and loans plus loan interest if any, are shown on the pages captioned "Premiums, Full Surrender and Policy Loans".

   Premium Accumulated at 5%: is equal to the premiums compounded at an annual effective rate of 5% and is shown at the end of the year.

Guaranteed Charges at 0.00%, 6.00% or 12.00%

   Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

   Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

   Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year, assuming a 0.00%, 6.00% or 12,00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximums.

Current charges at 0.00%, 6.00% or 12.00%

   Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

   Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

   Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates.

   The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.


   The following is the page of supplemental footnotes to each of the flexible premium variable life to age 100 numeric summary and standard ledger statements which follow and which begin on pages D-4.

            STANDARD LEDGER STATEMENT -- SUPPLEMENTAL FOOTNOTE PAGE
                           MONY Custom Estate Master
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY
                    MONY Life Insurance Company of America

Additional Information

   These policies have been tested for the possibility of classification as a modified endowment. This test is not a guarantee that a policy will not be classified as a modified endowment.

   This illustration has been checked against federal tax laws relating to their definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit option 2 to death benefit option 1 and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the policy is defined as a modified endowment policy, a loan, surrender, or assignment or pledge (unless such assignment or pledge is for burial expenses and the maximum death benefit is not in excess of $25,000) may be considered a taxable distribution and a ten percent penalty may be added to any tax on the distribution. Please consult your tax advisor for advice.

                              GUIDELINE PREMIUMS

                                          Death Benefit Specified Initial Guideline Initial Guideline
Sex  Age  Underwriting Class    Sex   Age    Options     Amount    Single Premium    Annual Premium
---  ---  ------------------    ---   ---    -------     ------    --------------    --------------
Male 45  Preferred, Non-Smoker Female 45        1       $200,000     $28,063.60         $2,390.78
Male 45  Preferred, Non-Smoker Female 45        2       $200,000     $28,063.60         $9,335.65

   Values shown on these illustrations are based on a Specified Amount of $200,000 and on a policyowner tax bracket of 0%.

   Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the policy year and reflect the effect of all loans and surrenders. The death proceeds, fund value and value upon surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

   The policy's cash value is net of any applicable surrender charge.

   Premiums less the following deductions are added to the fund value:
    1. A premium tax charge of 2.25% of gross premiums in all policy years.
    2. A sales charge on the gross premiums. The sales charges equal 6% of each premium dollar paid up to the Target Premium, in years 1-10, 2% of premium paid in excess of Target Premium in years 1-10, and 2% of all premiums after the tenth Policy year.
    3. A DAC tax charge of 1.25% of gross premiums in all policy years.

   Those columns assuming guaranteed charges use the current monthly mortality charges, current monthly administrative charges, current charges for mortality and expense risks, current charges for rider benefits, if any, and current premium sales charge ("current charges" for the first year) as well as the assumed hypothetical gross annual investment return indicated. Thereafter these columns use guaranteed monthly mortality charges, guaranteed monthly administrative charges, guaranteed charges for mortality and expense risks, guaranteed charges for rider benefits if any, guaranteed maximum premium sales charge, and the assumed hypothetical gross annual investment return indicated. Those columns assuming current charges are based upon "current charges" and the assumed hypothetical gross annual investment return indicated.

   The current charges declared by MONY Life Insurance Company of America are guaranteed for the first policy year and apply to policies issued as of the illustration preparation date and could change between the preparation date and the date the policy is issued. After the first policy year, current charges are not guaranteed, and may be changed at the discretion of MONY Life Insurance Company of America.

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy cash value and death benefit.

                  Guaranteed Charges*    Guaranteed Charges**    Current Charges***
                 ---------------------- ---------------------- ----------------------
                   0.00% (-0.93% Net)     0.00% (-0.93% Net)     0.00% (-0.93% Net)
 Policy  Premium Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
  Year   Outlay  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
   1      1,141       0    716 200,000       0    716 200,000       0    716 200,000
   5      1,141   2,738  3,422 200,000   2,738  3,422 200,000   2,789  3,474 200,000
   10     1,141   6,250  6,364 200,000   6,250  6,364 200,000   6,534  6,648 200,000
   20     1,141  11,348 11,348 200,000  11,348 11,348 200,000  13,559 13,559 200,000
@ Age 70  1,141   9,005  9,005 200,000   9,005  9,005 200,000  14,967 14,967 200,000
@ Age 85      0  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED
@ Age 90      0  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
***Policy lapses in policy year 37 based on current charges and a gross investment return of 0.00%.

Applicant's or   We have received a copy of this illustration and understand that any not-
Policyowner's    guaranteed elements are subject to change and could be either higher or lower.
Acknowledgement  The agent has told us that they are not guaranteed.

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

Representative's I certify that this illustration has been presented to the applicant and that I have
Acknowledgement  explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                 ----------------------------------------------------------------     ------------------
                 Signature of Representative                                          Date

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Standard Ledger Statement

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     0.00% (-0.93% Net)     0.00% (-0.93% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
  1   1,141   1,198       0    716 200,000       0    716 200,000       0    716 200,000
  2   1,141   2,457     388  1,415 200,000     388  1,415 200,000     394  1,421 200,000
  3   1,141   3,778   1,187  2,100 200,000   1,187  2,100 200,000   1,203  2,116 200,000
  4   1,141   5,165   1,971  2,770 200,000   1,971  2,770 200,000   2,001  2,800 200,000
  5   1,141   6,621   2,738  3,422 200,000   2,738  3,422 200,000   2,789  3,474 200,000
  6   1,141   8,151   3,486  4,056 200,000   3,486  4,056 200,000   3,564  4,135 200,000
  7   1,141   9,757   4,214  4,670 200,000   4,214  4,670 200,000   4,328  4,784 200,000
  8   1,141  11,443   4,919  5,262 200,000   4,919  5,262 200,000   5,078  5,420 200,000
  9   1,141  13,213   5,599  5,827 200,000   5,599  5,827 200,000   5,814  6,042 200,000
 10   1,141  15,072   6,250  6,364 200,000   6,250  6,364 200,000   6,534  6,648 200,000
 11   1,141  17,024   7,127  7,127 200,000   7,127  7,127 200,000   7,494  7,494 200,000
 12   1,141  19,074   7,851  7,851 200,000   7,851  7,851 200,000   8,315  8,315 200,000
 13   1,141  21,226   8,530  8,530 200,000   8,530  8,530 200,000   9,106  9,106 200,000
 14   1,141  23,485   9,160  9,160 200,000   9,160  9,160 200,000   9,866  9,866 200,000
 15   1,141  25,858   9,734  9,734 200,000   9,734  9,734 200,000  10,590 10,590 200,000
 16   1,141  28,349  10,243 10,243 200,000  10,243 10,243 200,000  11,276 11,276 200,000
 17   1,141  30,965  10,676 10,676 200,000  10,676 10,676 200,000  11,920 11,920 200,000
 18   1,141  33,712  11,018 11,018 200,000  11,018 11,018 200,000  12,517 12,517 200,000
 19   1,141  36,596  11,249 11,249 200,000  11,249 11,249 200,000  13,065 13,065 200,000
 20   1,141  39,624  11,348 11,348 200,000  11,348 11,348 200,000  13,559 13,559 200,000
 21   1,141  42,803  11,292 11,292 200,000  11,292 11,292 200,000  13,996 13,996 200,000
 22   1,141  46,142  11,059 11,059 200,000  11,059 11,059 200,000  14,364 14,364 200,000
 23   1,141  49,647  10,621 10,621 200,000  10,621 10,621 200,000  14,648 14,648 200,000
 24   1,141  53,328   9,950  9,950 200,000   9,950  9,950 200,000  14,850 14,850 200,000
 25   1,141  57,192   9,005  9,005 200,000   9,005  9,005 200,000  14,967 14,967 200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement continued

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     0.00% (-0.93% Net)     0.00% (-0.93% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
 26   1,141   61,250  7,729  7,729 200,000   7,729  7,729 200,000  14,977 14,977 200,000
 27   1,141   65,511  6,047  6,047 200,000   6,047  6,047 200,000  14,867 14,867 200,000
 28   1,141   69,985  3,856  3,856 200,000   3,856  3,856 200,000  14,612 14,612 200,000
 29   1,141   74,683  1,033  1,033 200,000   1,033  1,033 200,000  14,158 14,158 200,000
 30   1,141   79,615 LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  13,460 13,460 200,000
 31   1,141   84,794                                               12,492 12,492 200,000
 32   1,141   90,232                                               11,202 11,202 200,000
 33   1,141   95,942                                                9,526  9,526 200,000
 34   1,141  101,938                                                7,449  7,449 200,000
 35   1,141  108,233                                                5,178  5,178 200,000
 36   1,141  114,843                                                2,735  2,735 200,000
 37       0  120,585                                               LAPSED LAPSED  LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy cash value and death benefit.

                  Guaranteed Charges*    Guaranteed Charges**    Current Charges***
                 ---------------------- ---------------------- ----------------------
                   0.00% (-0.93% Net)     6.00% (5.07% Net)      6.00% (5.07% Net)

 Policy  Premium Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
  Year   Outlay  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
   1      1,141       0    716 200,000       0    767 200,000       0    767 200,000
   5      1,141   2,738  3,422 200,000   3,459  4,144 200,000   3,516  4,200 200,000
   10     1,141   6,250  6,364 200,000   8,943  9,057 200,000   9,278  9,392 200,000
   20     1,141  11,348 11,348 200,000  23,079 23,079 200,000  25,965 25,965 200,000
@ Age 70  1,141   9,005  9,005 200,000  28,053 28,053 200,000  35,766 35,766 200,000
@ Age 85  1,141  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  51,870 51,870 200,000
@ Age 90  1,141  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  28,037 28,037 200,000

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 35 based on guaranteed charges and a gross investment return of 6.00%.
***Policy lapses in policy year 48 based on current charges and a gross investment return of 6.00%.

Applicant's or   We have received a copy of this illustration and understand that any not-guaranteed
Policyowner's    elements are subject to change and could be either higher or lower. The agent has
Acknowledgement  told us that they are not guaranteed.

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

Representative's I certify that this illustration has been presented to the applicant and that I have
Acknowledgement  explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                 ----------------------------------------------------------------     ------------------
                 Signature of Representative                                          Date

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     6.00% (5.07% Net)      6.00% (5.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
  1   1,141   1,198       0    716 200,000       0    767 200,000       0    767 200,000
  2   1,141   2,457     388  1,415 200,000     537  1,564 200,000     543  1,570 200,000
  3   1,141   3,778   1,187  2,100 200,000   1,479  2,392 200,000   1,496  2,409 200,000
  4   1,141   5,165   1,971  2,770 200,000   2,453  3,252 200,000   2,486  3,285 200,000
  5   1,141   6,621   2,738  3,422 200,000   3,459  4,144 200,000   3,516  4,200 200,000
  6   1,141   8,151   3,486  4,056 200,000   4,497  5,068 200,000   4,585  5,155 200,000
  7   1,141   9,757   4,214  4,670 200,000   5,566  6,022 200,000   5,695  6,151 200,000
  8   1,141  11,443   4,919  5,262 200,000   6,664  7,007 200,000   6,847  7,189 200,000
  9   1,141  13,213   5,599  5,827 200,000   7,791  8,019 200,000   8,041  8,270 200,000
 10   1,141  15,072   6,250  6,364 200,000   8,943  9,057 200,000   9,278  9,392 200,000
 11   1,141  17,024   7,127  7,127 200,000  10,387 10,387 200,000  10,826 10,826 200,000
 12   1,141  19,074   7,851  7,851 200,000  11,749 11,749 200,000  12,313 12,313 200,000
 13   1,141  21,226   8,530  8,530 200,000  13,141 13,141 200,000  13,850 13,850 200,000
 14   1,141  23,485   9,160  9,160 200,000  14,558 14,558 200,000  15,438 15,438 200,000
 15   1,141  25,858   9,734  9,734 200,000  15,995 15,995 200,000  17,076 17,076 200,000
 16   1,141  28,349  10,243 10,243 200,000  17,444 17,444 200,000  18,763 18,763 200,000
 17   1,141  30,965  10,676 10,676 200,000  18,894 18,894 200,000  20,496 20,496 200,000
 18   1,141  33,712  11,018 11,018 200,000  20,330 20,330 200,000  22,276 22,276 200,000
 19   1,141  36,596  11,249 11,249 200,000  21,732 21,732 200,000  24,099 24,099 200,000
 20   1,141  39,624  11,348 11,348 200,000  23,079 23,079 200,000  25,965 25,965 200,000
 21   1,141  42,803  11,292 11,292 200,000  24,347 24,347 200,000  27,873 27,873 200,000
 22   1,141  46,142  11,059 11,059 200,000  25,509 25,509 200,000  29,813 29,813 200,000
 23   1,141  49,647  10,621 10,621 200,000  26,539 26,539 200,000  31,774 31,774 200,000
 24   1,141  53,328   9,950  9,950 200,000  27,402 27,402 200,000  33,758 33,758 200,000
 25   1,141  57,192   9,005  9,005 200,000  28,053 28,053 200,000  35,766 35,766 200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                        Prepared On: 09/07/00
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Standard Ledger Statement continued

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     6.00% (5.07% Net)      6.00% (5.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
 26   1,141   61,250  7,729  7,729 200,000  28,434 28,434 200,000  37,781 37,781 200,000
 27   1,141   65,511  6,047  6,047 200,000  28,462 28,462 200,000  39,791 39,791 200,000
 28   1,141   69,985  3,856  3,856 200,000  28,032 28,032 200,000  41,776 41,776 200,000
 29   1,141   74,683  1,033  1,033 200,000  27,010 27,010 200,000  43,691 43,691 200,000
 30   1,141   79,615 LAPSED LAPSED  LAPSED  25,242 25,242 200,000  45,497 45,497 200,000
 31   1,141   84,794                        22,549 22,549 200,000  47,172 47,172 200,000
 32   1,141   90,232                        18,723 18,723 200,000  48,672 48,672 200,000
 33   1,141   95,942                        13,512 13,512 200,000  49,942 49,942 200,000
 34   1,141  101,938                         6,600  6,600 200,000  50,968 50,968 200,000
 35   1,141  108,233                        LAPSED LAPSED  LAPSED  51,910 51,910 200,000
 36   1,141  114,843                                               52,785 52,785 200,000
 37   1,141  121,783                                               53,323 53,323 200,000
 38   1,141  129,071                                               53,457 53,457 200,000
 39   1,141  136,723                                               53,027 53,027 200,000
 40   1,141  144,757                                               51,870 51,870 200,000
 41   1,141  153,193                                               49,873 49,873 200,000
 42   1,141  162,051                                               46,812 46,812 200,000
 43   1,141  171,352                                               42,424 42,424 200,000
 44   1,141  181,118                                               36,313 36,313 200,000
 45   1,141  191,372                                               28,037 28,037 200,000
 46   1,141  202,139                                               17,014 17,014 200,000
 47   1,141  213,445                                                2,472  2,472 200,000
 48       0  224,117                                               LAPSED LAPSED  LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy cash value and death benefit.

                  Guaranteed Charges*     Guaranteed Charges**      Current Charges***
                 ---------------------- ------------------------ ------------------------
                   0.00% (-0.93% Net)     12.00% (11.07% Net)      12.00% (11.07% Net)

 Policy  Premium Cash   Fund    Death    Cash    Fund    Death    Cash    Fund    Death
  Year   Outlay  Value  Value  Proceeds  Value   Value  Proceeds  Value   Value  Proceeds
   1      1,141       0    716 200,000        0     819 200,000        0     819 200,000
   5      1,141   2,738  3,422 200,000    4,309   4,994 200,000    4,370   5,055 200,000
   10     1,141   6,250  6,364 200,000   12,836  12,950 200,000   13,234  13,348 200,000
   20     1,141  11,348 11,348 200,000   49,022  49,022 200,000   52,889  52,889 200,000
@ Age 70  1,141   9,005  9,005 200,000   82,335  82,335 200,000   92,394  92,394 200,000
@ Age 85  1,141  LAPSED LAPSED  LAPSED  368,843 368,843 387,286  447,816 447,816 470,207
@ Age 90  1,141  LAPSED LAPSED  LAPSED  596,908 596,908 626,754  742,155 742,155 779,263

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
***Policy continues to age 100 based on current charges and a gross investment return of 12.00%.

Applicant's or   We have received a copy of this
Policyowner's    illustration and understand that any
Acknowledgement  not-guaranteedelements are subject to
                 change and could be either higher or
                 lower. The agent hastold us that they
                 are not guaranteed.


                 ------------------------------------------            ---------
                 Signature of Applicant or                                  Date
                 Policyowner


                 -----------------------------------------             ---------
                 Signature of Applicant or                                  Date
                 Policyowner
Representative's I certify that this illustration has
Acknowledgement  been presented to the applicant and that
                 I haveexplained that any not-guaranteed
                 elements illustrated are subject to
                 change. I havemade no statements that
                 are inconsistent with the illustration.


                 --------------------------------------------          ---------
                 Signature of Representati                                  Date

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                               Form #B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)    12.00% (11.07% Net)    12.00% (11.07% Net)

End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
  1   1,141   1,198       0    716 200,000       0    819 200,000       0    819 200,000
  2   1,141   2,457     388  1,415 200,000     692  1,719 200,000     698  1,726 200,000
  3   1,141   3,778   1,187  2,100 200,000   1,796  2,709 200,000   1,814  2,727 200,000
  4   1,141   5,165   1,971  2,770 200,000   2,999  3,798 200,000   3,034  3,833 200,000
  5   1,141   6,621   2,738  3,422 200,000   4,309  4,994 200,000   4,370  5,055 200,000

  6   1,141   8,151   3,486  4,056 200,000   5,736  6,307 200,000   5,834  6,404 200,000
  7   1,141   9,757   4,214  4,670 200,000   7,291  7,748 200,000   7,437  7,894 200,000
  8   1,141  11,443   4,919  5,262 200,000   8,985  9,327 200,000   9,195  9,537 200,000
  9   1,141  13,213   5,599  5,827 200,000  10,829 11,057 200,000  11,122 11,350 200,000
 10   1,141  15,072   6,250  6,364 200,000  12,836 12,950 200,000  13,234 13,348 200,000

 11   1,141  17,024   7,127  7,127 200,000  15,298 15,298 200,000  15,827 15,827 200,000
 12   1,141  19,074   7,851  7,851 200,000  17,867 17,867 200,000  18,557 18,557 200,000
 13   1,141  21,226   8,530  8,530 200,000  20,678 20,678 200,000  21,559 21,559 200,000
 14   1,141  23,485   9,160  9,160 200,000  23,751 23,751 200,000  24,862 24,862 200,000
 15   1,141  25,858   9,734  9,734 200,000  27,109 27,109 200,000  28,495 28,495 200,000

 16   1,141  28,349  10,243 10,243 200,000  30,776 30,776 200,000  32,490 32,490 200,000
 17   1,141  30,965  10,676 10,676 200,000  34,776 34,776 200,000  36,884 36,884 200,000
 18   1,141  33,712  11,018 11,018 200,000  39,133 39,133 200,000  41,717 41,717 200,000
 19   1,141  36,596  11,249 11,249 200,000  43,872 43,872 200,000  47,035 47,035 200,000
 20   1,141  39,624  11,348 11,348 200,000  49,022 49,022 200,000  52,889 52,889 200,000

 21   1,141  42,803  11,292 11,292 200,000  54,616 54,616 200,000  59,336 59,336 200,000
 22   1,141  46,142  11,059 11,059 200,000  60,694 60,694 200,000  66,436 66,436 200,000
 23   1,141  49,647  10,621 10,621 200,000  67,303 67,303 200,000  74,254 74,254 200,000
 24   1,141  53,328   9,950  9,950 200,000  74,497 74,497 200,000  82,875 82,875 200,000
 25   1,141  57,192   9,005  9,005 200,000  82,335 82,335 200,000  92,394 92,394 200,000

This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.
Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
1 . TP: $1,141.26 . GPT                                         Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode: Annual . Riders: None Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement continued

                                   Guaranteed Charges                       Current Charges
                     ----------------------------------------------- -----------------------------
                       0.00% (-0.93% Net)     12.00% (11.07% Net)         12.00% (11.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death    Cash    Fund    Death     Cash      Fund     Death
Year Outlay   at 5%  Value  Value  Proceeds  Value   Value  Proceeds   Value     Value   Proceeds
 26   1,141   61,250  7,729  7,729 200,000   90,883  90,883 200,000    102,906   102,906   200,000
 27   1,141   65,511  6,047  6,047 200,000  100,217 100,217 200,000    114,528   114,528   200,000
 28   1,141   69,985  3,856  3,856 200,000  110,426 110,426 200,000    127,388   127,388   200,000
 29   1,141   74,683  1,033  1,033 200,000  121,626 121,626 200,000    141,627   141,627   200,000
 30   1,141   79,615 LAPSED LAPSED  LAPSED  133,972 133,972 200,000    157,424   157,424   200,000
 31   1,141   84,794                        147,679 147,679 200,000    174,999   174,999   200,000
 32   1,141   90,232                        163,033 163,033 200,000    194,607   194,607   204,337
 33   1,141   95,942                        180,418 180,418 200,000    216,359   216,359   227,177
 34   1,141  101,938                        200,244 200,244 210,256    240,397   240,397   252,417
 35   1,141  108,233                        222,202 222,202 233,312    266,971   266,971   280,320
 36   1,141  114,843                        246,353 246,353 258,671    296,351   296,351   311,168
 37   1,141  121,783                        272,889 272,889 286,534    328,802   328,802   345,243
 38   1,141  129,071                        302,010 302,010 317,110    364,638   364,638   382,870
 39   1,141  136,723                        333,922 333,922 350,618    404,189   404,189   424,398
 40   1,141  144,757                        368,843 368,843 387,286    447,816   447,816   470,207
 41   1,141  153,193                        407,003 407,003 427,353    495,922   495,922   520,719
 42   1,141  162,051                        448,638 448,638 471,070    548,934   548,934   576,381
 43   1,141  171,352                        493,998 493,998 518,698    607,313   607,313   637,678
 44   1,141  181,118                        543,336 543,336 570,503    671,544   671,544   705,121
 45   1,141  191,372                        596,908 596,908 626,754    742,155   742,155   779,263
 46   1,141  202,139                        654,965 654,965 687,713    819,714   819,714   860,699
 47   1,141  213,445                        719,515 719,515 748,296    905,586   905,586   941,809
 48   1,141  225,315                        791,697 791,697 815,448  1,000,881 1,000,881 1,030,907
 49   1,141  237,779                        872,938 872,938 890,397  1,106,972 1,106,972 1,129,112
 50   1,141  250,867                        965,116 965,116 974,767  1,225,413 1,225,413 1,237,667

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Standard Ledger Statement continued

                                     Guaranteed Charges                        Current Charges
                     -------------------------------------------------- -----------------------------
                      0.00% (-0.93% Net)       12.00% (11.07% Net)           12.00% (11.07% Net)
End          Premium
 of  Premium Accum'd Cash  Fund   Death     Cash      Fund     Death      Cash      Fund     Death
Year Outlay   at 5%  Value Value Proceeds   Value     Value   Proceeds    Value     Value   Proceeds
 51   1,141  264,608                      1,066,449 1,066,449 1,077,113 1,356,300 1,356,300 1,369,863
 52   1,141  279,037                      1,177,409 1,177,409 1,189,183 1,500,890 1,500,890 1,515,899
 53   1,141  294,187                      1,297,783 1,297,783 1,310,760 1,660,638 1,660,638 1,677,244
 54   1,141  310,095                      1,428,477 1,428,477 1,442,762 1,837,110 1,837,110 1,855,481
 55   1,141  326,798                      1,572,224 1,572,224 1,587,946 2,032,037 2,032,037 2,052,358

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.


Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 1 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        Last Survivor Flexible Premium Variable Life to Maturity Policy


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy cash value and death benefit.

                   Guaranteed Charges*    Guaranteed Charges**    Current Charges***
                  ---------------------- ---------------------- ----------------------
                    0.00% (-0.93% Net)     0.00% (-0.93% Net)     0.00% (-0.93% Net)
Policy    Premium Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
 Year     Outlay  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
   1       1,141       0    716 200,716       0    716 200,716       0    716 200,716
   5       1,141   2,737  3,421 203,421   2,737  3,421 203,421   2,789  3,473 203,473
  10       1,141   6,239  6,353 206,353   6,239  6,353 206,353   6,530  6,645 206,645
  20       1,141  11,141 11,141 211,141  11,141 11,141 211,141  13,460 13,460 213,460
@Age 70    1,141   8,437  8,437 208,437   8,437  8,437 208,437  14,669 14,669 214,669
@Age 85        0  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED
@Age 90        0  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
***Policy lapses in policy year 37 based on current charges and a gross investment return of 0.00%.

Applicant's or   We have received a copy of this illustration and understand that any not-guaranteed
Policyowner's    elements are subject to change and could be either higher or lower. The agent has
Acknowledgement  told us that they are not guaranteed.

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

Representative's I certify that this illustration has been presented to the applicant and that I have
Acknowledgement  explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                 ----------------------------------------------------------------     ------------------
                 Signature of Representative                                          Date

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
2 . TP: $1,141.26 . GPT                                         Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode: Annual . Riders: None Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        Last Survivor Flexible Premium Variable Life to Maturity Policy


Standard Ledger Statement

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     0.00% (-0.93% Net)     0.00% (-0.93% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
  1   1,141   1,198       0    716 200,716       0    716 200,716       0    716 200,716
  2   1,141   2,457     388  1,415 201,415     388  1,415 201,415     394  1,421 201,421
  3   1,141   3,778   1,187  2,100 202,100   1,187  2,100 202,100   1,203  2,116 202,116
  4   1,141   5,165   1,970  2,769 202,769   1,970  2,769 202,769   2,001  2,800 202,800
  5   1,141   6,621   2,737  3,421 203,421   2,737  3,421 203,421   2,789  3,473 203,473
  6   1,141   8,151   3,484  4,055 204,055   3,484  4,055 204,055   3,564  4,135 204,135
  7   1,141   9,757   4,211  4,667 204,667   4,211  4,667 204,667   4,327  4,784 204,784
  8   1,141  11,443   4,914  5,257 205,257   4,914  5,257 205,257   5,077  5,419 205,419
  9   1,141  13,213   5,592  5,820 205,820   5,592  5,820 205,820   5,812  6,040 206,040
 10   1,141  15,072   6,239  6,353 206,353   6,239  6,353 206,353   6,530  6,645 206,645
 11   1,141  17,024   7,112  7,112 207,112   7,112  7,112 207,112   7,489  7,489 207,489
 12   1,141  19,074   7,828  7,828 207,828   7,828  7,828 207,828   8,307  8,307 208,307
 13   1,141  21,226   8,499  8,499 208,499   8,499  8,499 208,499   9,095  9,095 209,095
 14   1,141  23,485   9,118  9,118 209,118   9,118  9,118 209,118   9,849  9,849 209,849
 15   1,141  25,858   9,677  9,677 209,677   9,677  9,677 209,677  10,567 10,567 210,567
 16   1,141  28,349  10,168 10,168 210,168  10,168 10,168 210,168  11,244 11,244 211,244
 17   1,141  30,965  10,578 10,578 210,578  10,578 10,578 210,578  11,876 11,876 211,876
 18   1,141  33,712  10,891 10,891 210,891  10,891 10,891 210,891  12,458 12,458 212,458
 19   1,141  36,596  11,086 11,086 211,086  11,086 11,086 211,086  12,988 12,988 212,988
 20   1,141  39,624  11,141 11,141 211,141  11,141 11,141 211,141  13,460 13,460 213,460
 21   1,141  42,803  11,032 11,032 211,032  11,032 11,032 211,032  13,869 13,869 213,869
 22   1,141  46,142  10,735 10,735 210,735  10,735 10,735 210,735  14,205 14,205 214,205
 23   1,141  49,647  10,225 10,225 210,225  10,225 10,225 210,225  14,450 14,450 214,450
 24   1,141  53,328   9,472  9,472 209,472   9,472  9,472 209,472  14,605 14,605 214,605
 25   1,141  57,192   8,437  8,437 208,437   8,437  8,437 208,437  14,669 14,669 214,669

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $ 1,141.26 . GPT            Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                          LIFE INSURANCE ILLUSTRATION
                                  [LOGO] MONY
                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement continued

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     0.00% (-0.93% Net)     0.00% (-0.93% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
 26   1,141   61,250  7,068  7,068 207,068   7,068  7,068 207,068  14,618 14,618 214,618
 27   1,141   65,511  5,293  5,293 205,293   5,293  5,293 205,293  14,437 14,437 214,437
 28   1,141   69,985  3,023  3,023 203,023   3,023  3,023 203,023  14,101 14,101 214,101
 29   1,141   74,683    151    151 200,151     151    151 200,151  13,553 13,553 213,553
 30   1,141   79,615 LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  12,747 12,747 212,747
 31   1,141   84,794                                               11,658 11,658 211,658
 32   1,141   90,232                                               10,238 10,238 210,238
 33   1,141   95,942                                                8,428  8,428 208,428
 34   1,141  101,938                                                6,225  6,225 206,225
 35   1,141  108,233                                                3,855  3,855 203,855
 36   1,141  114,843                                                1,349  1,349 201,349
 37       0  120,585                                               LAPSED LAPSED  LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.


Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy cash value and death benefit.

                  Guaranteed Charges*    Guaranteed Charges**    Current Charges***
                 ---------------------- ---------------------- ----------------------
                   0.00% (-0.93% Net)     6.00% (5.07% Net)      6.00% (5.07% Net)

 Policy  Premium Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
  Year   Outlay  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
   1      1,141       0    716 200,716       0    767 200,767       0    767 200,767
   5      1,141   2,737  3,421 203,421   3,458  4,143 204,143   3,515  4,200 204,200
   10     1,141   6,239  6,353 206,353   8,927  9,041 209,041   9,274  9,388 209,388
   20     1,141  11,141 11,141 211,141  22,640 22,640 222,640  25,762 25,762 225,762
@ Age 70  1,141   8,437  8,437 208,437  26,472 26,472 226,472  35,019 35,019 235,019
@ Age 85  1,141  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  36,584 36,584 236,584
@ Age 90      0  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED  LAPSED LAPSED  LAPSED

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 34 based on guaranteed charges and a gross investment return of 6.00%.
***Policy lapses in policy year 45 based on current charges and a gross investment return of 6.00%.

Applicant's or   We have received a copy of this illustration and understand that any not-
Policyowner's    guaranteed elements are subject to change and could be either higher or lower.
Acknowledgement  The agent has told us that they are not guaranteed.

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

Representative's I certify that this illustration has been presented to the applicant and that I have
Acknowledgement  explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                 ----------------------------------------------------------------     ------------------
                 Signature of Representative                                          Date

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
2 . TP: $1,141.26 . GPT                                         Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode: Annual . Riders: None Form # B1-98

                                   [LOGO] MONY

                           LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        Last Survivor Flexible Premium Variable Life to Maturity Policy


Standard Ledger Statement

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     6.00% (5.07% Net)      6.00% (5.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
  1   1,141   1,198       0    716 200,716       0    767 200,767       0    767 200,767
  2   1,141   2,457     388  1,415 201,415     537  1,564 201,564     543  1,570 201,570
  3   1,141   3,778   1,187  2,100 202,100   1,479  2,392 202,392   1,496  2,409 202,409
  4   1,141   5,165   1,970  2,769 202,769   2,453  3,252 203,252   2,486  3,285 203,285
  5   1,141   6,621   2,737  3,421 203,421   3,458  4,143 204,143   3,515  4,200 204,200
  6   1,141   8,151   3,484  4,055 204,055   4,495  5,065 205,065   4,584  5,155 205,155
  7   1,141   9,757   4,211  4,667 204,667   5,562  6,018 206,018   5,694  6,150 206,150
  8   1,141  11,443   4,914  5,257 205,257   6,658  7,000 207,000   6,845  7,187 207,187
  9   1,141  13,213   5,592  5,820 205,820   7,780  8,009 208,009   8,038  8,267 208,267
 10   1,141  15,072   6,239  6,353 206,353   8,927  9,041 209,041   9,274  9,388 209,388
 11   1,141  17,024   7,112  7,112 207,112  10,363 10,363 210,363  10,819 10,819 210,819
 12   1,141  19,074   7,828  7,828 207,828  11,714 11,714 211,714  12,301 12,301 212,301
 13   1,141  21,226   8,499  8,499 208,499  13,091 13,091 213,091  13,832 13,832 213,832
 14   1,141  23,485   9,118  9,118 209,118  14,487 14,487 214,487  15,411 15,411 215,411
 15   1,141  25,858   9,677  9,677 209,677  15,896 15,896 215,896  17,036 17,036 217,036
 16   1,141  28,349  10,168 10,168 210,168  17,308 17,308 217,308  18,705 18,705 218,705
 17   1,141  30,965  10,578 10,578 210,578  18,710 18,710 218,710  20,416 20,416 220,416
 18   1,141  33,712  10,891 10,891 210,891  20,082 20,082 220,082  22,164 22,164 222,164
 19   1,141  36,596  11,086 11,086 211,086  21,401 21,401 221,401  23,947 23,947 223,947
 20   1,141  39,624  11,141 11,141 211,141  22,640 22,640 222,640  25,762 25,762 225,762
 21   1,141  42,803  11,032 11,032 211,032  23,769 23,769 223,769  27,603 27,603 227,603
 22   1,141  46,142  10,735 10,735 210,735  24,756 24,756 224,756  29,461 29,461 229,461
 23   1,141  49,647  10,225 10,225 210,225  25,565 25,565 225,565  31,316 31,316 231,316
 24   1,141  53,328   9,472  9,472 209,472  26,155 26,155 226,155  33,171 33,171 233,171
 25   1,141  57,192   8,437  8,437 208,437  26,472 26,472 226,472  35,019 35,019 235,019

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.


Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement continued

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)     6.00% (5.07% Net)      6.00% (5.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
 26   1,141   61,250  7,068  7,068 207,068  26,446 26,446 226,446  36,837 36,837 236,837
 27   1,141   65,511  5,293  5,293 205,293  25,982 25,982 225,982  38,605 38,605 238,605
 28   1,141   69,985  3,023  3,023 203,023  24,960 24,960 224,960  40,295 40,295 240,295
 29   1,141   74,683    151    151 200,151  23,240 23,240 223,240  41,840 41,840 241,840
 30   1,141   79,615 LAPSED LAPSED  LAPSED  20,663 20,663 220,663  43,185 43,185 243,185
 31   1,141   84,794                        17,064 17,064 217,064  44,291 44,291 244,291
 32   1,141   90,232                        12,267 12,267 212,267  45,093 45,093 245,093
 33   1,141   95,942                         6,090  6,090 206,090  45,512 45,512 245,512
 34   1,141  101,938                        LAPSED LAPSED  LAPSED  45,521 45,521 245,521
 35   1,141  108,233                                               45,329 45,329 245,329
 36   1,141  114,843                                               44,957 44,957 244,957
 37   1,141  121,783                                               44,033 44,033 244,033
 38   1,141  129,071                                               42,466 42,466 242,466
 39   1,141  136,723                                               40,049 40,049 240,049
 40   1,141  144,757                                               36,584 36,584 236,584
 41   1,141  153,193                                               31,961 31,961 231,961
 42   1,141  162,051                                               25,955 25,955 225,955
 43   1,141  171,352                                               18,337 18,337 218,337
 44   1,141  181,118                                                8,779  8,779 208,779
 45       0  190,174                                               LAPSED LAPSED  LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.


Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy cash value and death benefit.

                   Guaranteed Charges*     Guaranteed Charges**      Current Charges***
                  ---------------------- ------------------------ ------------------------
                    0.00% (-0.93% Net)     12.00% (11.07% Net)      12.00% (11.07% Net)
 Policy   Premium Cash   Fund    Death    Cash    Fund    Death    Cash    Fund    Death
  Year    Outlay  Value  Value  Proceeds  Value   Value  Proceeds  Value   Value  Proceeds
   1       1,141       0    716 200,716        0     819 200,819        0     819 200,819
   5       1,141   2,737  3,421 203,421    4,307   4,992 204,992    4,370   5,055 205,055
   10      1,141   6,239  6,353 206,353   12,812  12,926 212,926   13,227  13,341 213,341
   20      1,141  11,141 11,141 211,141   48,060  48,060 248,060   52,454  52,454 252,454
@ Age 70   1,141   8,437  8,437 208,437   77,848  77,848 277,848   90,398  90,398 290,398
@ Age 85   1,141  LAPSED LAPSED  LAPSED  150,831 150,831 350,831  372,881 372,881 572,881
@ Age 90   1,141  LAPSED LAPSED  LAPSED   52,627  52,627 252,627  564,147 564,147 764,147

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 47 based on guaranteed charges and a gross investment return of 12.00%.
***Policy continues to age 100 based on current charges and a gross investment return of 12.00%.

Applicant's or   We have received a copy of this illustration and understand that any not-
Policyowner's    guaranteed elements are subject to change and could be either higher or lower.
Acknowledgement  The agent has told us that they are not guaranteed.

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

                 ----------------------------------------------------------------     ------------------
                 Signature of Applicant or Policyowner                                Date

Representative's I certify that this illustration has been presented to the applicant and that I have
Acknowledgement  explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                 ----------------------------------------------------------------     ------------------
                 Signature of Representative                                          Date

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT            Version 01. 2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Standard Ledger Statement

                                  Guaranteed Charges                  Current Charges
                     --------------------------------------------- ----------------------
                       0.00% (-0.93% Net)    12.00% (11.07% Net)    12.00% (11.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death   Cash   Fund    Death   Cash   Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds Value  Value  Proceeds Value  Value  Proceeds
  1   1,141   1,198       0    716 200,716       0    819 200,819       0    819 200,819
  2   1,141   2,457     388  1,415 201,415     692  1,719 201,719     698  1,725 201,725
  3   1,141   3,778   1,187  2,100 202,100   1,796  2,709 202,709   1,814  2,727 202,727
  4   1,141   5,165   1,970  2,769 202,769   2,998  3,797 203,797   3,034  3,833 203,833
  5   1,141   6,621   2,737  3,421 203,421   4,307  4,992 204,992   4,370  5,055 205,055
  6   1,141   8,151   3,484  4,055 204,055   5,733  6,304 206,304   5,833  6,404 206,404
  7   1,141   9,757   4,211  4,667 204,667   7,286  7,742 207,742   7,436  7,892 207,892
  8   1,141  11,443   4,914  5,257 205,257   8,976  9,318 209,318   9,192  9,535 209,535
  9   1,141  13,213   5,592  5,820 205,820  10,814 11,042 211,042  11,117 11,346 211,346
 10   1,141  15,072   6,239  6,353 206,353  12,812 12,926 212,926  13,227 13,341 213,341
 11   1,141  17,024   7,112  7,112 207,112  15,261 15,261 215,261  15,816 15,816 215,816
 12   1,141  19,074   7,828  7,828 207,828  17,811 17,811 217,811  18,538 18,538 218,538
 13   1,141  21,226   8,499  8,499 208,499  20,594 20,594 220,594  21,530 21,530 221,530
 14   1,141  23,485   9,118  9,118 209,118  23,629 23,629 223,629  24,817 24,817 224,817
 15   1,141  25,858   9,677  9,677 209,677  26,933 26,933 226,933  28,426 28,426 228,426
 16   1,141  28,349  10,168 10,168 210,168  30,525 30,525 230,525  32,386 32,386 232,386
 17   1,141  30,965  10,578 10,578 210,578  34,421 34,421 234,421  36,732 36,732 236,732
 18   1,141  33,712  10,891 10,891 210,891  38,635 38,635 238,635  41,498 41,498 241,498
 19   1,141  36,596  11,086 11,086 211,086  43,178 43,178 243,178  46,724 46,724 246,724
 20   1,141  39,624  11,141 11,141 211,141  48,060 48,060 248,060  52,454 52,454 252,454
 21   1,141  42,803  11,032 11,032 211,032  53,290 53,290 253,290  58,737 58,737 258,737
 22   1,141  46,142  10,735 10,735 210,735  58,878 58,878 258,878  65,618 65,618 265,618
 23   1,141  49,647  10,225 10,225 210,225  64,832 64,832 264,832  73,142 73,142 273,142
 24   1,141  53,328   9,472  9,472 209,472  71,157 71,157 271,157  81,378 81,378 281,378
 25   1,141  57,192   8,437  8,437 208,437  77,848 77,848 277,848  90,398 90,398 290,398

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT             Version 01.2001
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement continued

                                   Guaranteed Charges                     Current Charges
                     ----------------------------------------------- -------------------------
                       0.00% (-0.93% Net)     12.00% (11.07% Net)       12.00% (11.07% Net)
End          Premium
 of  Premium Accum'd Cash   Fund    Death    Cash    Fund    Death    Cash    Fund    Death
Year Outlay   at 5%  Value  Value  Proceeds  Value   Value  Proceeds  Value   Value  Proceeds
 26   1,141   61,250  7,068  7,068 207,068   84,885  84,885 284,885  100,262 100,262   300,262
 27   1,141   65,511  5,293  5,293 205,293   92,225  92,225 292,225  111,040 111,040   311,040
 28   1,141   69,985  3,023  3,023 203,023   99,798  99,798 299,798  122,803 122,803   322,803
 29   1,141   74,683    151    151 200,151  107,510 107,510 307,510  135,591 135,591   335,591
 30   1,141   79,615 LAPSED LAPSED  LAPSED  115,249 115,249 315,249  149,466 149,466   349,466
 31   1,141   84,794                        122,887 122,887 322,887  164,513 164,513   364,513
 32   1,141   90,232                        130,286 130,286 330,286  180,801 180,801   380,801
 33   1,141   95,942                        137,289 137,289 337,289  198,396 198,396   398,396
 34   1,141  101,938                        143,709 143,709 343,709  217,431 217,431   417,431
 35   1,141  108,233                        149,307 149,307 349,307  238,294 238,294   438,294
 36   1,141  114,843                        153,765 153,765 353,765  261,211 261,211   461,211
 37   1,141  121,783                        156,680 156,680 356,680  286,028 286,028   486,028
 38   1,141  129,071                        157,549 157,549 357,549  312,884 312,884   512,884
 39   1,141  136,723                        155,805 155,805 355,805  341,815 341,815   541,815
 40   1,141  144,757                        150,831 150,831 350,831  372,881 372,881   572,881
 41   1,141  153,193                        141,971 141,971 341,971  406,253 406,253   606,253
 42   1,141  162,051                        128,523 128,523 328,523  442,001 442,001   642,001
 43   1,141  171,352                        109,729 109,729 309,729  480,215 480,215   680,215
 44   1,141  181,118                         84,752  84,752 284,752  520,905 520,905   720,905
 45   1,141  191,372                         52,627  52,627 252,627  564,147 564,147   764,147
 46   1,141  202,139                         12,240  12,240 212,240  610,021 610,021   810,021
 47   1,141  213,445                         LAPSED  LAPSED  LAPSED  658,602 658,602   858,602
 48   1,141  225,315                                                 709,968 709,968   909,968
 49   1,141  237,779                                                 764,752 764,752   964,752
 50   1,141  250,867                                                 823,228 823,228 1,023,228

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                   MONY Survivorship Variable Universal Life
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Standard Ledger Statement continued

                                Guaranteed Charges                    Current Charges
                     ----------------------------------------- -----------------------------
                      0.00% (-0.93% Net)  12.00% (11.07% Net)       12.00% (11.07% Net)
End          Premium
 of  Premium Accum'd Cash  Fund   Death   Cash  Fund   Death     Cash      Fund     Death
Year Outlay   at 5%  Value Value Proceeds Value Value Proceeds   Value     Value   Proceeds
 51   1,141  264,608                                             885,331   885,331 1,085,331
 52   1,141  279,037                                             950,616   950,616 1,150,616
 53   1,141  294,187                                           1,020,147 1,020,147 1,220,147
 54   1,141  310,095                                           1,094,259 1,094,259 1,294,259
 55   1,141  326,798                                           1,173,424 1,173,424 1,373,424

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.


Age 45 Male Non-Smoker Preferred
Age 45 Female Non-Smoker Preferred                      Prepared On: 10/11/2001
Specified Amount: $200,000 . Death Benefit Option:
Specified Amount for Option 2 . TP: $1,141.26 . GPT             Version 01.2002
Initial Modal Premium: $1,141.26 . Premium Mode:
Annual . Riders: None                                              Form # B1-98

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

MONY Life Insurance Company of America
Administrative Offices
1740 Broadway, New York, NY 10019





[LOGO] MONY
            MONY Life Insurance Company of America and
                           MONY Securities Corporation
                         are members of The MONY Group

--------------------------------------------------------------------------------
                                                         Form No. 14545 SL 1/02